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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
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☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

ITC Holdings Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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39500 ORCHARD HILL PLACE
SUITE 200
NOVI, MICHIGAN 48375

April 10, 2006

Dear Shareholder:

You are cordially invited to attend our Annual Meeting of Shareholders, which will be held on May 17, 2006, at 9:00 a.m. local time at Embassy Suites Hotel, 19525 Victor Parkway, Livonia, Michigan. After the formal business session, there will be a report to the shareholders on the state of the Company and a question and answer session.

The attached notice and proxy statement describe the items of business to be transacted at the meeting. Your vote is important, regardless of the number of shares you own. I urge you to vote now, even if you plan to attend the Annual Meeting. You can vote your shares in person or by mail. Follow the instructions on the enclosed proxy card. If you receive more than one proxy card, please vote each card. Remember, you can always vote in person at the Annual Meeting even if you do so now, provided you are a shareholder of record or have a legal proxy from a shareholder of record.

Sincerely,

ITC HOLDINGS CORP.

By:
Joseph L. Welch
Director, President and Chief Executive Officer

Novi, Michigan
April 10, 2006

39500 ORCHARD HILL PLACE
SUITE 200
NOVI, MICHIGAN 48375
(248) 374-7100

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 17, 2006

TO THE SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of ITC Holdings Corp. will be held at Embassy Suites Hotel, 19525 Victor Parkway, Livonia, Michigan 48152, on May 17, 2006, at 9:00 a.m. local time, for the following purposes:

(1) To elect a Board of Directors to serve until the next annual meeting of shareholders;

(2) To approve the 2006 Long Term Incentive Plan;

(3) To approve the Employee Stock Purchase Plan;

(4) To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Only shareholders of record at the close of business on April 3, 2006 are entitled to vote at the Annual Meeting.

By Order of the Board of Directors,

By:
Daniel J. Oginsky
Vice President, General Counsel and Secretary

Novi, Michigan
April 10, 2006

YOUR VOTE IS IMPORTANT

PLEASE VOTE ON THE ENCLOSED PROXY CARD NOW EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING. YOU CAN VOTE BY SIGNING, DATING AND RETURNING YOUR PROXY CARD BY MAIL IN THE ENCLOSED RETURN ENVELOPE, WHICH REQUIRES NO ADDITIONAL POSTAGE IF MAILED IN THE UNITED STATES. IF YOU DO ATTEND THE ANNUAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU ARE A SHAREHOLDER OF RECORD OR HAVE A LEGAL PROXY FROM A SHAREHOLDER OF RECORD.

PROXY STATEMENT
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
SECURITY OWNERSHIP OF MANAGEMENT AND MAJOR SHAREHOLDERS
PROPOSAL 1 — ELECTION OF DIRECTORS
COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS
PENSION PLAN TABLE — ANNUAL PENSION BENEFIT
PROPOSAL 2 — APPROVAL OF THE 2006 LONG TERM INCENTIVE PLAN
PROPOSAL 3 — APPROVAL OF THE EMPLOYEE STOCK PURCHASE PLAN
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
SECTION 16( a ) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
SHAREHOLDER PROPOSALS AND COMMUNICATIONS

ITC Holdings Corp.
39500 Orchard Hill Place
Suite 200
Novi, Michigan 48375
(248) 374-7100

April 10, 2006

PROXY STATEMENT

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or “Board”) of ITC Holdings Corp., a Michigan corporation (the “Company”, “we”, “our” and “us”), for use at the Company’s 2006 Annual Meeting of Shareholders, and at any and all adjournments and postponements thereof, for the purposes set forth in the accompanying notice. We intend to begin mailing this proxy statement, the attached Notice of Annual Meeting and the accompanying proxy card to shareholders on or about April 10, 2006. The following are questions and answers that will convey important information regarding the Annual Meeting and how to vote your shares.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

1. Q:	Who may vote?

A:	Shareholders of our common stock as of the close of business on the record date of April 3, 2006 are entitled to vote at the Annual Meeting. Our common stock is our only class of outstanding voting securities.

2. Q:	What am I voting on?

A:	You are being asked to vote on the election of directors to serve until the 2007 annual meeting of shareholders. You are also being asked to approve the 2006 Long Term Incentive Plan and the Employee Stock Purchase Plan.

3. Q:	When and where will the Annual Meeting be held?

A:	The meeting will be held at 9:00 a.m. Eastern Daylight Time on May 17, 2006, at Embassy Suites Hotel, 19525 Victor Parkway, Livonia, Michigan 48152.

4. Q:	What is the difference between a shareholder of record and a beneficial owner?

A:	You are considered a shareholder of record if your shares are registered directly in your name with our transfer agent (Computershare Trust Company, N.A.). The proxy statement, proxy card and annual report are being mailed directly to you. Whether or not you plan to attend the Annual Meeting, we urge you to vote your proxy card to ensure that your vote is counted.

You are considered a beneficial owner if your shares are held in a stock brokerage account or by a bank or other nominee. This is also commonly referred to as holding shares in “street name.” The proxy statement, annual report and a vote instruction card have been forwarded to you by your broker, bank or nominee who is considered, with respect to your shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by using the vote instruction card included in the mailing. You are also invited to attend the Annual Meeting. However, since as a beneficial owner you are not the shareholder of record, you may not vote your shares in person at the meeting unless you request and obtain a legal proxy from your bank, broker or other agent or nominee.

5. Q:	How do I cast my vote?

A:	There are two different ways you may cast your vote this year. You may vote by:

(1) Signing, dating and mailing each proxy card or vote instruction card and returning it in the envelope provided, or

(2) Attending the Annual Meeting and voting in person if you are a shareholder of record or, if you are a beneficial owner and have a legal proxy from the shareholder of record.

Shareholders who hold their shares in “street name” will need to obtain a voting instruction form from the institution that holds their shares and must follow the voting instructions given by that institution.

6. Q:	How do I vote if I attend the Annual Meeting?

A:	If you are a shareholder of record, you can attend the Annual Meeting and vote in person the shares you hold directly in your name. If you choose to do that, please bring the enclosed proxy card or proof of identification. If you want to vote in person at our Annual Meeting and you hold our common stock through a bank, broker or other agent or nominee, you must obtain a power of attorney or other proxy authority from that organization and bring it to our Annual Meeting. Follow the instructions from your bank, broker or other agent or nominee included with these proxy materials, or contact your bank, broker or other agent or nominee to request a power of attorney or other proxy authority. If you vote in person at the Annual Meeting, you will revoke any prior proxy you may have submitted.

7. Q:	How do I revoke or change my vote?

A:	You may revoke your proxy and change your vote at any time prior to voting at the Annual Meeting by:

(1) notifying our corporate Secretary in writing;

(2) signing and returning, prior to the Annual Meeting, another proxy card that is dated after the date of your first proxy card; or

(3) voting in person at the Annual Meeting (if you are a shareholder of record or have a legal proxy from a shareholder of record).

If your shares are held in street name, you must contact your broker or nominee to revoke your proxy.

8. Q:	How many shares can vote at the Annual Meeting?

A:	As of the record date, 33,272,498 shares of our common stock were outstanding. Every shareholder of common stock is entitled to one vote for each share held.

9. Q:	What is a “quorum”?

A:	A “quorum” is the number of shares that must be present, in person or by proxy, in order for business to be transacted at the meeting. The required quorum for the Annual Meeting is a majority of the shares outstanding and entitled to vote as of the record date. There must be a quorum present for the meeting to be held. All shares represented at the Annual Meeting in person or by proxy will be counted toward the quorum.

10. Q:	Who will count the vote?

A:	A representative from Computershare Trust Company, N.A., our transfer agent, will count the votes and act as inspector of election.

11. Q:	Who can attend the Annual Meeting?

A:	All shareholders who owned shares on April 3, 2006 may attend. Please indicate that you plan to attend by checking the box on your proxy card or vote instruction card.

12. Q:	How will the voting on any other business be conducted?

A:	If any other business is properly presented at the Annual Meeting, Edward M. Rahill and Daniel J. Oginsky, officers of the Company and the named proxies, generally will have authority to vote your shares voted on the Company’s proxy card on such matters in their discretion.

13. Q:	How is my proxy tabulated if I sign and date my proxy card but do not indicate how I want to vote?

A:	If you do not indicate on the proxy card how you want your votes cast, the proxies (Mr. Rahill or Mr. Oginsky, as your representatives) will vote your shares FOR all of the nominees for director listed in the proxy card, FOR approval of the 2006 Long Term Incentive Plan, and FOR approval of the Employee Stock Purchase Plan.

14. Q:	Will my shares be voted if I do not sign and return my proxy card?

A:	If your shares are held in street name, your brokerage firm may either vote your shares on “routine matters” (such as an election of directors) or leave your shares unvoted. We encourage you to provide instructions to your brokerage firm by completing the vote instruction form that they send to you. This enables your shares to be voted at the meeting as you direct.

If you are a shareholder of record and do not vote your proxy by mail or vote your shares in person at the Annual Meeting, your shares will not be voted.

15. Q:	Who pays the cost of the solicitation of proxies?

A:	The cost of solicitation of proxies by the Board of Directors, including the preparation, assembly, printing and mailing of this proxy statement and any additional materials furnished to our shareholders, will be borne by the Company. Proxies will be solicited primarily by mail and may also be solicited by directors, officers and other employees of the Company without additional compensation. Copies of solicitation material will be furnished to banks, brokerage houses and other agents holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to these beneficial owners. In addition, if asked, we will reimburse these persons for their reasonable expenses in forwarding the solicitation material to the beneficial owners. The Company has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares they hold of record.

SECURITY OWNERSHIP OF MANAGEMENT AND MAJOR SHAREHOLDERS

The following table sets forth certain information regarding the ownership of the common stock as of March 1, 2006, except as otherwise indicated, by each current director, each director nominee, each of the persons named in the Summary Compensation Table under “Compensation of Executive Officers and Directors,” all current directors and executive officers as a group, and each person who is known by the Company to own beneficially 5% or more of the Company’s outstanding shares of common stock (each, a “5% Owner”). The number of shares beneficially owned is determined under rules of the Securities and Exchange Commission (“SEC”), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire on March 1, 2006 or within 60 days thereafter through the exercise of any stock option or other right. Unless otherwise indicated, each holder has sole investment and voting power with respect to the shares set forth in the following table:

	Number of Shares
Name of Beneficial Owner	Beneficially Owned(1)	Percent of Class

Lewis M. Eisenberg(2)	17,747,654	53.4%
Edward G. Jepsen	51,087	*
Joseph L. Welch	561,760	1.7%
Lee C. Stewart	915	*
Linda H. Blair	93,609	*
Daniel J. Oginsky	22,794	*
Edward M. Rahill	121,296	*
Richard A. Schultz	94,110	*
All directors and executive officers as a group (12 persons)	18,981,321	57.1%
International Transmission Holdings Limited Partnership and Ironhill Transmission, LLC(2)	17,747,654	53.4%
Baron Capital Group, Inc., BAMCO, Inc., Baron Capital Management, Inc. and Ronald Baron(3)	2,735,500	8.2%

*	Less than one percent.

(1)	Includes restricted shares subject to forfeiture to the Company under certain circumstances and shares that may be acquired upon exercise of options as set forth below:

	Restricted	Option
Name	Shares	Shares

Lewis M. Eisenberg	1,087	0
Edward G. Jepsen	1,087	0
Lee C. Stewart	915	0
Joseph L. Welch	0	361,068
Linda H. Blair	6,686	60,178
Daniel J. Oginsky	0	9,148
Edward M. Rahill	0	60,178
Richard A. Schultz	0	60,178
All directors and executive officers as a group	18,962	705,208

(2)	Based on information contained in a Form 13G filed on February 14, 2006, with information as of December 31, 2005. International Transmission Holdings Limited Partnership (“ITHLP”) owns the shares, Ironhill Transmission LLC (the “General Partner”) is the general partner and Mr. Eisenberg is the sole member of the General Partner. Each of ITHLP, the General Partner and Mr. Eisenberg claims sole voting and dispositive power over the shares shown in the table. The business address of ITHLP, the General Partner and Mr. Eisenberg is c/o Greenbaum, Rowe, Smith & Davis, LLP, 99 Wood Avenue South, P.O. Box 5600, Woodbridge, New Jersey, 07095, attention Raymond Felton.

(3)	Based on information contained in a Form 13G filed on February 10, 2006, with information as of December 31, 2005. Baron Capital Group, Inc. (“BCG”) and Ronald Baron are “parent holding companies” and disclaim beneficial ownership of shares held by their controlled entities to the extent such shares are held by persons other than BCG or Mr. Baron. BAMCO, Inc. and Baron Capital Management, Inc. (“BCM”) are registered investment advisors and subsidiaries of BCG. Mr. Baron owns a controlling interest in BCG. BCG and Mr. Baron have shared voting power with respect to 2,440,500 shares and dispositive power with respect to all of the above shares. BAMCO has shared voting power with respect to 2,412,500 shares and dispositive power with respect to 2,707,500 shares and beneficially owns 2,707,500 shares. BCM has shared voting and dispositive power with respect to 28,000 shares and beneficially owns 28,000 shares. The business address of BCG, BAMCO, BCM and Mr. Baron is 767 Fifth Avenue, New York, NY 10153.

PROPOSAL 1 — ELECTION OF DIRECTORS

Background

The Company’s Bylaws provide for the election of directors at each Annual Meeting of shareholders. Each director serves until his or her successor is elected and qualified, or until his or her resignation or removal. Directors are elected by a plurality of the votes cast, so that only votes cast “for” directors are counted in determining which directors are elected. The four directors receiving the most votes “for” will be elected. Broker non-votes (if any) and withheld votes will be treated as shares present for purposes of determining the presence of a quorum but will have no effect on the vote for the election of directors. Information with respect to the four nominees proposed for election is set forth below.

The Board of Directors recommends a vote FOR the director nominees. The persons named in the accompanying proxy card will vote for the election of the nominees named in this proxy statement unless shareholders specify otherwise in their proxies. If any nominee at the time of election is unable to serve, or otherwise is unavailable for election, and if other nominees are designated by the Board of Directors, the persons named as proxy holders on the accompanying proxy card intend to vote for such nominees. Management is not aware of the existence of any circumstance which would render the nominees named below unavailable for election. All of the nominees are currently directors of the Company.

The size of the Board of Directors is currently set at four directors. The Board intends to expand the size of the Board of Directors to add an additional director to the Board to comply with applicable New York Stock Exchange, or NYSE, listing requirements. The Nominating/Corporate Governance Committee is in the process of identifying candidates with the desired qualifications and expects the process to be completed prior to July 2006. When a suitable candidate is found, the Board expects that the candidate would be added to the Board at that time in accordance with our Bylaws.

Nominees For Directors

Set forth below are the names and ages of the nominees for directors of the Company.

Lewis M. Eisenberg, 63.  Mr. Eisenberg became a Director of the Company in February 2003. He is the sole member of Ironhill Transmission LLC, the general partner of ITHLP. From April 1995 to December 2001, he was the Chairman of the Board of Commissioners of the Port Authority of New York and New Jersey. From December 2001 to April 2003, Mr. Eisenberg served as a director of the Lower Manhattan Development Corporation for which he chaired the Victims’ Families and Transportation Advisory Councils. Mr. Eisenberg is co-founder and co-chairman of Granite Capital International Group, an investment management company. Prior to co-founding Granite Capital, Mr. Eisenberg was a general partner of Goldman, Sachs & Co. from 1976 to 1989, for 3 of those years as co-head of its equity division.

Joseph L. Welch, 57.  Mr. Welch has been a Director and the President, Chief Executive Officer and Treasurer of the Company since its inception in 2003. As its founder, Mr. Welch had overall responsibility for the Company’s vision, foundation and transformation into the first independently owned and operated electricity transmission company in the United States. Mr. Welch worked for Detroit Edison Company, or Detroit Edison, and subsidiaries of DTE Energy Company (DTE Energy Company and its subsidiaries, collectively, “DTE”), from 1971 to 2003. During that time, he held positions of increasing responsibility in the electricity transmission, distribution, rates, load research, marketing and pricing areas, as well as regulatory affairs that included the development and implementation of regulatory strategies.

Edward G. Jepsen, 62.  Mr. Jepsen, an independent business consultant, became a Director of the Company in July 2005. Mr. Jepsen currently serves as a director of the Amphenol Corporation and as a director and chair of the audit committees of the boards of directors of TRC Companies, Inc. and Gerber Scientific, Inc. Mr. Jepsen is a non-officer Advisor of the Amphenol Corporation, a publicly traded manufacturer of electrical, electronic and fiber optic connectors, interconnect systems and cable, where he served as Executive Vice President and Chief Financial Officer from 1989 to 2004. Prior to joining the Amphenol Corporation, Mr. Jepsen worked at Price Waterhouse LLP from 1969 to 1988, ultimately attaining the position of partner.

Lee C. Stewart, 57.  Mr. Stewart, an independent financial consultant, became a Director of the Company in August 2005. Mr. Stewart currently serves as a director of Glatfelter, Marsulex, Inc., and AEP Industries, Inc. Mr. Stewart is chair of the audit committee at AEP Industries, Inc. and is a member of the audit committee at Marsulex, Inc. Mr. Stewart also is on the advisory board of Daniel Stewart & Co. Previously, Mr. Stewart was Executive Vice President and Chief Financial Officer of Foamex International, Inc., a publicly traded manufacturer of flexible polyurethane and advanced polymer foam products, in 2001 and was Vice President responsible for all areas of Treasury at Union Carbide Corp., a chemicals and polymers company, from 1996 to 2001.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES NAMED ABOVE.

Director Independence

By virtue of ITHLP’s ownership of a majority of the Company’s common stock, the Company is a “controlled company” under NYSE corporate governance rules, which eliminates the requirements that the Company have a majority of independent directors on its board of directors and that its compensation and nominating and corporate governance committees be composed entirely of independent directors. As a controlled company, the Company is required to have an audit committee composed entirely of independent directors and consisting of at least three members by July 25, 2006 (one year after the registration statement for its initial public offering became effective). Based on the absence of any relationship between them and the Company other than their capacities as directors and shareholders, the Board has determined that Mr. Jepsen and Mr. Stewart are “independent” under applicable NYSE and Securities and Exchange Commission rules for board members and Audit Committee members. Mr. Welch, as the Company’s chief executive officer, is not independent. The Company expects to add a third independent member by July 2006 to replace Mr. Welch on the Audit Committee. The Company’s reliance on an exemption from having an audit committee composed entirely of independent directors does not materially adversely affect the ability of the audit committee to act independently.

Meetings and Committees of the Board of Directors

During 2005, there were 11 Board of Directors meetings held. Each director attended 75% or more of the total number of meetings of the Board and committees of which he was a member in 2005. Mr. Eisenberg was selected by the board of directors to chair its executive sessions.

It is the policy of the Company that all members of its Board of Directors are expected, absent valid reasons, to attend the annual shareholders meetings. The Company did not hold an annual meeting of shareholders in 2005.

The Company’s Board has a Compensation Committee, a Nominating/Corporate Governance Committee and an Audit Committee. The Board has adopted a written charter for each of these committees. The charters and the Company’s corporate governance principles are accessible on the Company’s website at www.itc-holdings.com through the “Corporate Governance” link on the “Investors” page. In addition, the current charter for the Audit Committee is attached to this proxy statement as Annex A.

The Compensation Committee met one time during 2005. The current members of the Compensation Committee, none of whom are employees of the Company, are Mr. Eisenberg, Mr. Jepsen and Mr. Stewart, with

Mr. Eisenberg serving as Chair. The Committee is responsible for (1) reviewing key employee compensation policies, plans and programs, (2) reviewing and approving the compensation of our executive officers, (3) reviewing and approving employment contracts and other similar arrangements between us and our executive officers, (4) reviewing and consulting with the chief executive officer on the selection of officers and evaluation of executive performance and other related matters, (5) administration of stock plans and other incentive compensation plans and (6) such other matters that are specifically delegated to the compensation committee by the Board of Directors from time to time.

The Nominating/Corporate Governance Committee did not meet during 2005. The committee held its first meeting on February 8, 2006. The current members of the Nominating/Corporate Governance Committee are Mr. Eisenberg, Mr. Jepsen, Mr. Welch and Mr. Stewart, with Mr. Stewart serving as Chair. The nominating and corporate governance committee is responsible for (1) developing and recommending criteria for selecting new directors, (2) screening and recommending to the Board individuals qualified to become directors, (3) overseeing evaluations of the Board, its members and committees of the board of directors and (4) handling such other matters that are specifically delegated to the nominating and corporate governance committee by the Board from time to time. In identifying candidates for director, the Nominating/Corporate Governance Committee solicits suggestions from incumbent directors, management or others, including shareholders. The committee also may retain the services of a consultant to identify qualified candidates for director, and currently is in the process of retaining such a consultant. The committee reviews all candidates in the same manner. The committee selects candidates to meet with management and conduct an initial interview with the committee. Candidates who the committee believes would be a valuable addition to the Board are recommended to the full Board for the candidate’s election. As stated in the Committee’s charter, in selecting candidates, the Committee will consider all factors it considers appropriate, which may include (1) ensuring that the Board of Directors, as a whole, is diverse and consists of individuals with various and relevant career experience, technical skill, industry knowledge and experience, financial expertise, local or community ties, or (2) minimum individual qualifications, including strength of character, mature judgment, familiarity with the Company’s business and industry, independence of thought and an ability to work collegially.

The Audit Committee met 3 times during 2005. The current members of the Audit Committee are Mr. Jepsen, Mr. Stewart and Mr. Welch, with Mr. Jepsen serving as Chair. The Board has determined that Mr. Jepsen is an “audit committee financial expert” as that term is defined under Securities and Exchange Commission Rules and that all members of the Audit Committee satisfy all other qualifications for Audit Committee members set forth in applicable NYSE rules. The Audit Committee is responsible for (1) selecting our independent public accountants, (2) approving the overall scope of the audit, (3) assisting the board in monitoring the integrity of our financial statements, the independent public accountant’s qualifications and independence, the performance of the independent public accountants and our internal audit function and our compliance with legal and regulatory requirements, (4) annually reviewing a report of the independent public accountants describing the firm’s internal quality-control procedures and any material issues raised by the most recent internal quality-control review, or peer review, of the firm, (5) discussing the annual audited and quarterly financial statements with management and our independent public accountants, (6) discussing earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies, (7) discussing policies with respect to risk assessment and risk management, (8) meeting separately, periodically, with management, internal auditors and our independent public accountants, (9) reviewing with our independent public accountants any audit problems or difficulties and managements’ response, (10) setting clear hiring policies for employees or former employees of our independent public accountants, (11) handling such other matters that are specifically delegated to the audit committee by the board of directors from time to time and (12) reporting regularly to the full Board of Directors.

Audit Committee Report

In accordance with its written charter, the Audit Committee provides assistance to the Board of Directors in fulfilling its responsibility to the shareholders, potential shareholders and investment community relating to independent registered public accounting firm oversight, corporate accounting, reporting practices and the quality and integrity of the financial reports, including the internal controls over financial reporting of the Company.

The Audit Committee received from Deloitte & Touche LLP, the independent registered public accounting firm, and reviewed a formal written statement describing all relationships between Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte”) and the Company that might bear on the auditors’ independence consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” discussed with Deloitte any relationships that may impact their objectivity and independence and satisfied itself as to Deloitte’s independence.

The Audit Committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees,” and, with and without management present, discussed and reviewed the results of Deloitte’s examination of the consolidated financial statements.

The Audit Committee reviewed and discussed with management and Deloitte the consolidated audited financial statements of the Company as of and for the year ended December 31, 2005.

Based on the above-mentioned reviews and discussions with management and Deloitte, the Audit Committee approved the inclusion of the Company’s audited consolidated financial statements in its Annual Report on Form 10-K for the year ended December 31, 2005 for filing with the Securities and Exchange Commission.

EDWARD G. JEPSEN           LEE C. STEWART           JOSEPH L. WELCH

Code of Business Conduct and Ethics

The Company has adopted a Code of Business Conduct and Ethics that applies to all of its employees, executive officers and directors, including its chief executive officer, chief financial officer and principal accounting officer. The Code of Business Conduct and Ethics, as currently in effect (together with any amendments that may be adopted from time to time) is available on the Company’s website at www.itc-holdings.com through the “Corporate Governance” link on the “Investors” page. In the future, to the extent any waiver is granted or amendment is made with respect to the Code of Business Conduct and Ethics that requires disclosure under applicable Securities and Exchange Commission rules, information regarding such waiver or amendment will be posted on the “Corporate Governance” page of the Company’s website.

ITHLP Partnership Agreement

ITHLP formed the Company and beneficially owns a majority of the Company’s common stock. ITHLP’s general partner is Ironhill Transmission LLC, the sole member of which is Mr. Eisenberg. ITHLP’s limited partners are (1) the KKR Millennium Fund, L.P. and KKR Partners III, L.P. (Series A) (together, the “KKR Partnerships”); (2) Trimaran Fund II, L.L.C., Trimaran Parallel Fund II, L.P., Trimaran Capital, L.L.C., CIBC Employee Private Equity Fund (Trimaran) Partners and CIBC MB Inc. (collectively, the “Trimaran Partnerships”); and (3) Stockwell Fund, L.P. (together with the KKR Partnerships and the Trimaran Partnerships, the “Limited Partners”). Under the terms of the ITHLP partnership agreement, the General Partner has exclusive and complete authority and discretion to manage the day-to-day operations and affairs of ITHLP and to make all decisions regarding the business of ITHLP. However, the ITHLP partnership agreement contains restrictions on the ability of the General Partner to take (or permit the Company and its wholly owned operating subsidiary, International Transmission Company, or ITCTransmission, to take) limited actions with respect to us and our business, except with the approval of a majority in interest or, in some cases, three-fourths in interest, of the Limited Partners. In particular, the General Partner is prohibited from allowing the Company and ITCTransmission, without the required approval of the Limited Partners, to among other things:

•	amend, modify or repeal any provision of their formation or organizational documents in a manner adverse to the Limited Partners.

•	initiate, settle or compromise certain suits in which any amount is claimed by or against ITHLP or that would require the ITHLP to be subject to equitable relief or to take or refrain from taking any material action;

•	take any material action with respect to any transaction that results in actual or potential conflicts of interest that arise with the General Partner or any of the Limited Partners (and their respective affiliates); or

•	take (or fail to take) any action that would result in any of the Limited Partners (or their affiliates) (1) being deemed to be engaged in a trade or business for U.S. federal tax purposes or having unrelated business taxable income for U.S. federal tax purposes, (2) being deemed to be a holding company, subsidiary company or an affiliate of a public-utility company or (3) being subject to any other federal or state regulation that would have an adverse effect on the Limited Partners or any of their affiliates (in addition to this provision, a majority in interest of the Limited Partners may, at any time, direct the General Partner to take reasonable actions to preclude the foregoing regulatory events).

The ITHLP partnership agreement also provides that certain of the Limited Partners have the right to attend meetings of the boards of directors of the Company and ITCTransmission and receive information provided to the directors and notice of certain significant events. The Limited Partners have agreed to take reasonable steps to maintain the confidentiality of any non-public information concerning the Company or its subsidiaries.

Bylaws and Management Rights Letters

The Company, ITCTransmission, ITHLP, and the Limited Partners have agreed that for so long as the ITHLP partnership agreement remains in full force and effect, the Limited Partners will have the right to designate one representative each to attend as a non-voting observer all meetings of the Board of Directors of the Company and ITCTransmission (although such representative is not entitled to vote at any such meeting and his or her attendance at any such meeting does not affect any quorum requirements). In addition, certain affiliates of the Limited Partners are entitled to (x) receive advance written notice of any meetings of the Boards of Directors of the Company or ITCTransmission and all information provided to the members of such boards of directors and (y) meet with the appropriate officers and/or directors of each of the Company, ITCTransmission and/or ITHLP periodically and at such times as reasonably requested by such affiliates of the Limited Partners, as applicable, with respect to matters relating to the business and affairs of each of the Company, ITCTransmission and ITHLP. ITHLP has agreed to cause the Company and ITCTransmission to grant similar rights to certain Limited Partners from time to time. The bylaws of the Company and ITCTransmission contain provisions corresponding to these obligations.

Executive Officers

Set forth below are the names, ages and titles of the executive officers of the Company.

Name	Age	Position

Joseph L. Welch	57	President, Chief Executive Officer and Treasurer
Linda H. Blair	36	Senior Vice President — Business Strategy
Larry Bruneel	49	Vice President — Federal Affairs
Jim D. Cyrulewski	60	Vice President — Operations Policy
Joseph R. Dudak	59	Vice President — Major Contracts and Special Projects
Jon E. Jipping	40	Senior Vice President — Engineering
Daniel J. Oginsky	32	Vice President, General Counsel and Secretary
Edward M. Rahill	52	Senior Vice President — Finance and Chief Financial Officer
Richard A. Schultz	62	Senior Vice President — Planning

The executive officers of the Company serve as executive officers at the pleasure of the Company’s Board of Directors. The Company’s current executive officers are described below.

Joseph L. Welch.  Mr. Welch’s background is described above under “— Nominees for Director.”

Linda H. Blair.  Ms. Blair is Senior Vice President — Business Strategy and is responsible for managing Regulatory Affairs, Policy Development, Internal and External Communications, Community Affairs and Human Resource functions. Ms. Blair was Vice President — Business Strategy since March 2003 until being named Senior Vice President in February 2006. From 2001 through February 2003, Ms. Blair was the Manager of Transmission Policy and Business Planning at ITCTransmission when it was a subsidiary of DTE. Prior to this time, Ms. Blair was the Supervisor of Regulatory Relations within Detroit Edison’s Regulatory Affairs organization from 1999 to 2000. In this position, her responsibilities included the development and management of all regulatory relations and communications activities with the Michigan Public Service Commission, or MPSC, and the Federal Energy Regulatory Commission, or FERC. Ms. Blair joined Detroit Edison in 1994.

Larry Bruneel.  Mr. Bruneel has been Vice President — Federal Affairs since 2003. Located in ITCTransmission’s Washington, D.C. office, Mr. Bruneel is primarily responsible for the development of federal regulatory strategies and advocacy before the U.S. Congress and federal agencies, including the FERC. Mr. Bruneel has more than 20 years of experience in federal energy policy issues, most recently focusing on issues affecting electric utilities. From 1997 until joining ITCTransmission in 2003, he was the Assistant Vice President for Federal Policy at We-Energies, a combined gas and electric utility company subsidiary of the Wisconsin Energy Corporation. From 1993 to 1997, Mr. Bruneel served as Technical Advisor to Commissioner Vicky A. Bailey at the FERC and from 1991 to 1993, he was an Industry Policy Analyst at the U.S. Department of Energy.

Jim D. Cyrulewski.  In February 2006, Mr. Cyrulewski was named Vice President — Operations Policy. He is responsible for the development of operating policy strategies and advocacy before the North American Electric Reliability Council, Reliability First Council, Midwest ISO and other industry organizations dealing with reliability matters. Previously, he was Vice President — Asset Performance for ITCTransmission since March 2003. In that role, he was responsible for ITCTransmission’s real-time operation of transmission facilities including its Novi Operation Control Room. From 1999 to 2003, Mr. Cyrulewski worked for DTE as Manager of the MEPCC. From 1997 to 1999, he was Detroit Edison’s Director of Power Delivery Transactions-Transmission and was responsible for development and administration of the Detroit Edison Open Access Transmission Tariff and Michigan Electric Coordinated Systems Joint Open Access Transmission Tariff. During his 30-year career at Detroit Edison, he also held positions in generation engineering, planning, engineering research, power-supply transactions and worked on the Fermi 1, Fermi 2 and St. Clair power plants, as well as the Atomic Power Development Authority.

Joseph R. Dudak.  In February 2006, Mr. Dudak was named Vice President — Major Contracts and Special Projects. In that position, he is responsible for negotiating significant contracts for ITCTransmission and also for developing and implementing major transmission projects, both in and outside of the ITCTransmission service territory. Previously, he was Vice President — Resource and Asset Management for ITCTransmission. In that role, he was responsible for managing suppliers and services related to the company’s capital and maintenance projects. From April 2001 to April 2003, Mr. Dudak was a management consultant to energy, utility and manufacturing clients, a business he pursued after his early retirement from National Steel Corporation in 2001. While at National Steel from 1970 to 2001, he held various executive and management positions in energy and environmental affairs, purchasing, strategic sourcing, transportation, special projects and asset sales. Throughout his career, Mr. Dudak has served as an active large industrial customer advocate in the utility regulatory and legislative arenas in Washington, D.C., Minnesota, Illinois, Indiana, and especially in Michigan, in both natural gas and electricity matters, including restructuring. Mr. Dudak led the industrial group, the Association of Businesses Advocating Tariff Equity, as Chairperson for 10 years.

Jon E. Jipping.  Mr. Jipping is Senior Vice President — Engineering and is responsible for transmission system design, maintenance, project engineering, and supply chain management. Mr. Jipping was appointed Vice President — Engineering in 2005 and was named Senior Vice President in February 2006. Prior to joining ITCTransmission in 2003, Mr. Jipping was Manager of Business Systems & Applications in Detroit Edison’s Service Center Organization, responsible for implementation and management of business applications across the distribution business unit. Mr. Jipping joined Detroit Edison in 1990 and has held various positions of increasing responsibility in Transmission Operations and Transmission Planning, including serving as Principal Engineer and Manager of Transmission Planning during the sale of ITCTransmission.

Daniel J. Oginsky.  Mr. Oginsky is Vice President, General Counsel and Secretary. Mr. Oginsky’s official appointment to those positions was effective on December 27, 2004 but his employment with us began on October 20, 2004. As Vice President and General Counsel, Mr. Oginsky is responsible for the legal affairs of the Company and ITCTransmission, and manages our legal department. From June 2002 until joining us, Mr. Oginsky was an attorney with Dykema Gossett PLLC in Lansing, Michigan. At Dykema Gossett, Mr. Oginsky represented ITCTransmission and other energy clients, as well as telecommunications clients, on regulatory, administrative litigation, transactional, property tax and legislative matters. Mr. Oginsky practiced state regulatory law at Dickinson Wright PLLC in Lansing, Michigan from August 2001 to May 2002. From 1999 to 2001, Mr. Oginsky was an attorney with Sutherland Asbill & Brennan LLP in Washington, D.C. At Sutherland Asbill & Brennan, Mr. Oginsky focused on the FERC and state electric and natural gas matters on behalf of various energy clients.

Edward M. Rahill.  Mr. Rahill is Senior Vice President — Finance and Chief Financial Officer, and has responsibility for financial operations and reporting, including Treasury Management, Accounting, Tax and the Financial Planning and Analysis functions for the Company and ITCTransmission. Mr. Rahill was Vice-President — Finance and Chief Financial Officer since 2003 until being named Senior Vice-President in February 2006. Prior to his current position, Mr. Rahill headed the Planning and Corporate Development functions for DTE. He joined DTE in 1999 as the Manager of Mergers, Acquisitions and Alliances. Mr. Rahill has over 22 years of experience in finance and accounting. Prior to joining DTE, Mr. Rahill led the Corporate Development Function for Equitable Resources. He has also held various finance and accounting positions with Bell & Howell, Atlantic Richfield and Carborundum Corporation.

Richard A. Schultz.  Mr. Schultz is Senior Vice President — Planning, and is responsible for transmission planning and system optimization for ITCTransmission. Mr. Schultz was Vice-President — Asset Planning since 2003 until being named Senior Vice President in February 2006. Over the years, Mr. Schultz held a variety of positions with leading companies, including Florida Power and Light and Midland Cogeneration Venture. From 2000 to 2003, Mr. Schultz was Director for Restructuring/Regulation in the Transmission Organization at Detroit Edison. He began his career in 1968 with Detroit Edison.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Summary

The following table provides a summary of compensation paid or accrued by the Company and its subsidiaries to or on behalf of the Company’s Chief Executive Officer and each of the four other most highly compensated executive officers of the Company who were serving as such at December 31, 2005 (collectively, the “Named Officers”) for services rendered by the Named Officers during 2005 and 2004.

SUMMARY COMPENSATION TABLE

	Annual Compensation					Securities
				Other Annual		Underlying	All Other
		Salary	Bonus	Compensation		Options Granted	Compensation
Name and Principal Position	Year	($)	($)(1)	($)(2)		(#)(12)	($)(13)(14)

Joseph L. Welch	2005	371,000	855,809	58,161	(3)	321,669	634,499
Director, President,	2004	361,981	296,800	150,848	(4)	—	21,756
Chief Executive Officer and Treasurer
Edward M. Rahill	2005	201,685	243,557	33,375	(5)	56,292	160,126
Senior Vice President —	2004	198,326	80,674	35,861	(6)	—	46,294
Finance and Chief Financial Officer
Linda H. Blair	2005	174,698	220,802	26,185	(7)	53,612	141,059
Senior Vice President —	2004	170,283	69,630	31,319	(8)	—	32,037
Business Strategy
Richard A. Schultz	2005	169,279	220,802	22,625	(9)	53,612	143,658
Senior Vice President — Planning	2004	154,471	63,000	15,461		—	41,536
Daniel J. Oginsky	2005	135,000	238,303	25,675	(10)	65,339	23,953
Vice President, General Counsel	2004	27,519	50,000	2,149	(11)	—	—
and Secretary

(1)	In 2005, in addition to a corporate performance bonus, included for the Named Officers are special bonus amounts awarded under the Company’s Executive Group Special Bonus Plan. Such bonuses are awarded at the sole discretion of the Compensation Committee of the Board of Directors. Special bonus amounts awarded under that plan to date were equal to per share dividend amounts paid by the Company multiplied by the number of options held by plan participants. Special bonus amounts awarded under the Executive Group Special Bonus Plan include a vested portion paid directly to the executive and an unvested portion that is held in an account for the executive and was unpaid in 2005. Bonus also includes, for Mr. Oginsky, a payment made to him in relation to the termination of all options previously granted to him. These bonuses are set forth in the following table:

		Corporate
		Performance	Special Bonus	Special Bonus	Other	Signing	Total
Name	Year	Bonus ($)	Vested ($)	Unvested ($)	Bonus ($)	Bonus ($)	Bonus ($)

Joseph L. Welch	2005	371,000	315,933	168,876	—	—	855,809
	2004	296,800	—	—	—	—	296,800
Edward M. Rahill	2005	161,348	21,063	61,146	—	—	243,557
	2004	80,674	—	—	—	—	80,674
Linda H. Blair	2005	140,000	21,063	59,739	—	—	220,802
	2004	69,630	—	—	—	—	69,630
Richard A. Schultz	2005	140,000	21,063	59,739	—	—	220,802
	2004	63,000	—	—	—	—	63,000
Daniel J. Oginsky	2005	54,000	4,803	29,500	150,000	—	238,303
	2004	—	—	—	—	50,000	50,000

(2)	Other annual compensation includes amounts for perquisites such as auto allowance and expenses, financial planning, income tax return preparation, social clubs, personal liability insurance and home security, as well as reimbursements for income tax gross-ups related to the inclusion of the value of the payment by the Company of certain perquisites. Perquisites with an incremental cost to the Company of more than 25% of the total other annual compensation for the Named Officers are separately itemized in footnotes 3-11 below.

(3)	Includes auto allowance and related expenses of $22,916 and reimbursement for income tax gross-ups related to the inclusion of the value of the payment by the Company of certain perquisites of $14,775.

(4)	Includes country club initiation fee and monthly dues of $66,676 and reimbursement for income tax gross-ups related to the inclusion of the value of the payment by ITC Holdings of certain perquisites of $52,205.

(5)	Includes auto allowance and related expenses of $14,956.

(6)	Includes auto allowance and related expenses of $14,752.

(7)	Includes auto allowance and related expenses of $14,104.

(8)	Includes auto allowance and related expenses of $13,998.

(9)	Includes auto allowance and related expenses of $9,842.

(10)	Includes auto allowance and related expenses of $14,263.

(11)	Includes auto allowance and related expenses of $2,127.

(12)	Options were granted to the Named Officers in 2005, other than Mr. Oginsky, in exchange for signing a waiver of their rights to participate in the Company’s initial public offering.

(13)	Of the Named Officers, Linda Blair holds 6,686 unvested shares of restricted stock, which as of December 31, 2005 had a market value of $187,809.

(14)	All Other Compensation includes the following amounts for 2005 and 2004:

				Executive	Preferential
		Relocation	401(k)	Defined	2005 ESRP	ESRP	Dividend	All Other
		Assistance	Match	Contribution	Investment	Compensation	Equivalent	Compensation
Name	Year	($)	($)	Plan ($)	Credit ($)	Credit ($)	Rights Plan ($)(15)	Total ($)

Joseph L. Welch	2005	—	14,936	7,922	—	—	611,641	634,499
	2004	—	12,135	9,621	—	—	—	21,756
Edward M. Rahill	2005	—	12,514	9,391	1,911	32,673	103,637	160,126
	2004	—	10,329	10,257	598	25,110	—	46,294
Linda H. Blair	2005	—	10,540	—	1,553	28,323	100,643	141,059
	2004	—	9,792	—	653	21,592	—	32,037
Richard A. Schultz	2005	—	11,315	10,118	1,596	27,835	92,794	143,658
	2004	—	10,728	10,474	762	19,572	—	41,536
Daniel J. Oginsky	2005	6,853	—	—	90	17,010	—	23,953
	2004	—	—	—	—	—	—	—

(15)	The Dividend Equivalent Rights Plan was terminated as of May 10, 2005.

Options

Option Grants.  The following table sets forth information concerning stock options granted under our stock option plans during 2005 to the Named Officers.

Option/Stock Appreciation Rights (“SAR”) Grants in Last Fiscal Year

		Percent of
	Number of	Total
	Securities	Options/SARs
	Underlying	Granted to	Exercise		Grant Date
	Options	Employees in	Price	Expiration	Present
Name and Principal Position	Granted (#)(1)	Fiscal Year	($/Share)	Date	Value $(2)

Joseph L. Welch	321,669	46.3%	$23.00	July 25, 2015	1,239,471
Edward M. Rahill	56,292	8.0%	$23.00	July 25, 2015	216,907
Linda H. Blair	53,612	7.7%	$23.00	July 25, 2015	206,580
Richard A. Schultz	53,612	7.7%	$23.00	July 25, 2015	206,580
Daniel J. Oginsky	65,339	9.4%	$23.00	July 25, 2015	251,767

(1)	Options vest 20% on July 25 of each year of 2006, 2007, 2008, 2009 and 2010, except for options granted to Mr. Oginsky which are 14% vested and the remainder will vest 20% on July 25 of each year of 2006, 2007, 2008 and 2009, and 6% on July 25, 2010.

(2)	Grant date present value of the stock options was determined using a Black-Scholes option pricing model. The options have a term of 10 years from date of grant, with a remaining weighted average contract life of approximately 9.6 years. Weighted average assumptions used in the valuation of these options include an expected volatility of 24.0%, a risk-free interest rate of 4.1%, an expected life of 6.0 years, an expected annual dividend of $1.05, and an underlying share price of $23.00 per share.

Option Exercises and Holdings.  The following table provides information with respect to the exercisable and unexercisable options held as of the end of 2005 by the Named Officers. No options were exercised to acquire shares by the Named Officers in 2005.

Fiscal Year End Option Values

	Number of Securities
	Underlying Unexercised		Value of Unexercised
	Options at		In-the-Money Options at
	December 31, 2005		December 31, 2005(1) ($)
Name	Exercisable	Unexercisable	Exercisable	Unexercisable

Joseph L. Welch	240,712	682,735	4,961,074	9,078,865
Edward M. Rahill	40,119	116,469	826,853	1,526,774
Linda H. Blair	40,119	113,789	826,853	1,513,133
Richard A. Schultz	40,119	113,789	826,853	1,513,133
Daniel J. Oginsky	9,148	56,191	46,563	286,012

(1)	Value was determined by multiplying the number of shares subject to an option by the difference between the closing price of the common stock at the end of 2005 on the New York Stock Exchange and the option exercise price.

Pension Plans

ITCTransmission maintains a defined benefit retirement plan for eligible employees, comprised of a traditional pension plan and a cash balance plan. ITCTransmission has also established two supplemental nonqualified, noncontributory, unfunded retirement benefit plans for selected management employees. The plans provide for benefits that supplement those provided by ITCTransmission’s defined benefit retirement plan.

Under the traditional final average pay portion of the defined benefit plan, retirement benefits payable as a life annuity at the normal retirement age of 65 are based on a participant’s average final compensation and years of service multiplied by certain specified percentages. A participant’s average final compensation is equal to one-fifth of the participant’s 260 highest compensation weeks of credited service with ITCTransmission. For certain employees who transferred from DTE, years of service at DTE are considered in these calculations. For this purpose, a participant’s compensation is defined as the participant’s base salary, exclusive of bonuses, overtime, and fringe benefits, but includes the participant’s salary reduction contributions made by the participant to the Company’s tax-qualified defined contribution plan. Participants in the traditional pension plan become vested after five years of service. Benefits payable under the traditional final average pay portion of the defined benefit plan are not subject to offset for Social Security or other benefits. There is no lump sum payment option for this benefit.

The following table shows the estimated annual pension benefits payable at normal retirement age to plan participants under the traditional final average pay portion of the defined benefit plan, based on compensation that is covered under the plan.

PENSION PLAN TABLE — ANNUAL PENSION BENEFIT

	Years of Service
Average Final Compensation	15	20	25	30	35

$125,000	$28,125	$37,500	$46,875	$56,250	$65,000
150,000	33,750	45,000	56,250	67,500	78,000
175,000	39,375	52,500	65,625	78,750	91,000
200,000	45,000	60,000	75,000	90,000	104,000
210,000	47,250	63,000	78,750	94,500	109,200

Messrs. Rahill and Schultz each participate in the traditional final average pay portion of the defined benefit plan. The covered annual compensation for these executive officers under this plan is $210,000, the maximum amount permitted to be taken into account for purposes of calculating their annual pension benefit in 2005 under federal tax law. Messrs. Rahill and Schultz currently have 7 and 25 years respectively, of credited service and are vested in their benefits under the plan.

In addition to the benefits described above, Mr. Welch is entitled to receive an annual pension benefit at retirement payable for his lifetime equal to $10,000 multiplied by years of service subsequent to March 1, 2003 to a maximum of ten years.

For participants (which include the Named Officers other than Messrs. Rahill and Schultz) in the cash balance portion of the defined benefit plan, a participant’s plan account is credited with two amounts at the close of each year of participation in the defined benefit plan. First, there is a credit of 7% of the participant’s total compensation earned for the year. For this purpose, a participant’s compensation includes a participant’s base salary and bonuses, as well as any elective salary reduction contribution made by the participant to the Company’s 401(k) plan. However, this plan does not consider annual compensation in excess of the maximum amount permitted to be taken into account for purposes of calculating this contribution amount under federal tax law ($210,000 for 2005). Second, each participant’s plan account as of January 1 of each year is credited with interest at an assumed rate equal to the 30-year U.S. Treasury bond rate in effect for September of the previous year. The effective rate used to determine participants’ interest credits on January 1, 2004 was 5.14% and the rate used on January 1, 2005 was 4.90%.

Participants in the cash balance portion of the defined benefit plan are entitled to a lump sum distribution of their plan account upon retirement or may elect to have this balance transferred to one of several lifetime annuity options using the plan’s stated actuarial assumptions for the age at which payments are to begin. Benefits payable under the cash balance portion of the defined benefit plan are not offset for Social Security or other benefits.

ITCTransmission has also established two supplemental nonqualified, noncontributory, unfunded retirement benefit plans for selected management employees. First, ITCTransmission has established the Management Supplemental Benefit Plan for Mr. Welch, which entitles him to receive a supplemental pension benefit from the Company if the sum of his pension benefits under the cash balance portion of the plan and certain other retirement benefits to which he is entitled under retirement plans of his prior employer, DTE, do not equal a target percentage of his final average compensation. Mr. Welch’s final average compensation is equal to 1/5 of his 260 highest compensation weeks of credited service, with payments assigned for this purpose to the particular week paid. For this purpose, Mr. Welch’s compensation includes his base salary and any bonuses paid to Mr. Welch without restrictions. Target percentage is determined by years of service. Benefits payable under this plan are not offset by Social Security or any other benefits. The current estimated lump sum and annual lifetime benefits payable to Mr. Welch under this agreement are included in the amounts set forth in the table below. Mr. Welch is not entitled to receive a lump sum payment of his supplemental pension benefit under the plan.

The Named Officers other than Mr. Welch are also entitled to receive a supplemental pension benefit from the Company. At the close of each year of participation in this Executive Supplemental Retirement Plan, each officer’s supplemental pension plan account is credited with two amounts. First, there is a credit of 9% of the participant’s total compensation earned for the year. For this purpose, compensation includes a participant’s base salary, plus bonuses, as well as any elective salary reduction contribution made by the participant to the Company’s 401(k) plan. Second, each participant’s plan account as of January 1 of each year is credited with interest at an assumed rate equal to 9.5%. Benefits payable under this plan are not offset by Social Security or any other benefits. Plan participants generally become vested in their plan account balances 20% per year over five years. If a change in control of the Company or ITCTransmission occurs (as such term is defined in the plan): (1) plan participants become 100% vested in their plan account balances, (2) within seven days of a change in control, we are required to transfer assets to the grantor trust that has been established to fund this plan sufficient to fund the payment of benefits under the plan and administrative expenses of such trust and (3) if a dispute arises as to a participant’s claim for benefits under this plan, we are required to pay the participant’s reasonable legal fees incurred to resolve such claim.

Estimated lump sum benefits and annual lifetime annuity amounts payable at age 65 to each of the named executive officers, based on projected future earnings and interest rates as of December 31, 2005, are as follows:

	Projected Lump Sum
	Balance Plan Benefit	Alternative Annual
Name	at Age 65 ($)	Benefit at Age 65 ($)

Joseph L. Welch(1)	196,617	1,841,090
Edward M. Rahill	1,087,699	75,099
Linda H. Blair	6,324,657	443,071
Richard A. Schultz	147,609	9,841
Daniel J. Oginsky	5,297,116	373,703

(1)	Mr. Welch has irrevocably elected to receive his nonqualified supplemental pension plan benefits as an annuity.

The amounts in the table above represent aggregate amounts payable under the qualified cash balance portion of the defined benefit retirement plan and the nonqualified supplemental pension plans, to each of the Named Officers other than Messrs. Rahill and Schultz. The amounts payable to Messrs. Rahill and Schultz under the traditional final average pay portion of the defined benefit retirement plan have been excluded (see the discussion of the calculation of such amounts above). Supplemental pension plan benefits included in the annual benefit amount in the table above represent amounts payable in the first year only. Annual benefit payments for all of the Named Officers except Mr. Welch would increase from year to year based on interest earned on the unpaid balance of their pension plan accounts. All annual benefits are normally payable as life annuities, except that Mr. Welch’s supplemental pension plan benefit is normally payable as a 15-year certain and life annuity. Benefit plans and related definitions of compensation were established during the Company’s initial growth period, as discussed in the Compensation Committee Report, and are subject to continuing review of the Compensation Committee.

Employment Agreements

The Company has entered into employment agreements with each of Messrs. Welch, Rahill, Schultz, and Oginsky and Ms. Blair. The employment agreements are substantially similar to each other, with the exceptions described below.

Each of the employment agreements has an initial term of employment of two years and is subject to automatic one-year employment term renewals thereafter unless either party provides the other with 30 days advance written notice of intent not to renew the employment term. Under the employment agreements, Mr. Welch reports to our Board of Directors and all of the other executives report to Mr. Welch.

The employment agreements also state each executive’s current annual base salary, which will be subject to annual review and increase by our Board of Directors in its discretion. The employment agreements also provide that the executives are eligible to receive an annual cash bonus, subject to our achievement of certain performance targets established by our Board of Directors. The target annual bonuses stated in the employment agreements are as follows: (1) Mr. Welch, 100% of his base salary; (2) Messrs. Rahill and Schultz and Ms. Blair, 80% of their base salary; and (3) Mr. Oginsky, 40% of his annual salary.

The employment agreements also provide the executives with the right to participate in certain welfare and pension benefits, including the right to participate in certain tax qualified and non-tax-qualified defined benefit and defined contribution plans and a retiree welfare benefit plan. Mr. Welch’s employment agreement also acknowledges that he is entitled to receive benefits under the supplemental pension plan (described above) that is maintained for him.

If the executives’ employment with the Company is terminated without cause by the Company or by the executive for good reason (as such terms are defined in the employment agreements), the executives will receive:

•	any accrued but unpaid compensation and benefits;

•	continued payment during a specified severance period (as described below) of the executive’s annual rate of base salary (plus, for Mr. Welch only, an amount equal to the average of each of the annual bonuses that were payable to him for the three fiscal years immediately preceding the fiscal year in which his employment terminates), commencing on the earliest date that is permitted under the new Section 409A of the Code (relating to the taxation of deferred compensation);

•	continued coverage under our active health and welfare plans for the specified severance period and outplacement services for at least one year; and

•	(1) for Messrs. Welch and Rahill and Ms. Blair only, deemed satisfaction of the eligibility requirements of our retiree welfare benefit plan for purposes of participation therein; and (2) for the other executives, participation in our retiree welfare benefit plan only if, by the end of their specified severance period, they have achieved the necessary age and service credit otherwise necessary to meet the eligibility requirements.

In addition, if we terminate our retiree welfare benefit plan and, by application of the provisions described in the prior sentence, the executives would otherwise be entitled to retiree welfare benefits, the executives will receive a cash payment to the executives equal to our cost of providing such benefits, in order to assist the executives in obtaining other retiree welfare benefits.

The specified severance period referenced above is two years for each of Messrs. Welch, Rahill, and Schultz and Ms. Blair, and one year for Mr. Oginsky.

In addition, while employed by the Company and for a period of two years (one year for Mr. Oginsky) after any termination of employment without cause by the Company (other than due to their disability) or for good reason by them and for a period of one year following any other termination of their employment, the executives will be subject to certain covenants not to compete with or assist other entities in competing with our business and not to encourage our employees to terminate their employment with us. At all times while employed and thereafter, the executives will also be subject to a covenant not to disclose confidential information.

Executive Cash Bonus Agreement

The Company and Daniel J. Oginsky, the Company’s Vice President and General Counsel are also parties to an Executive Cash Bonus Agreement dated February 8, 2006 (the “Bonus Agreement”), which provides that Mr. Oginsky will receive a cash bonus in the amount of $120,000 on August 1 of each of the years 2006, 2007, 2008, and 2009. The bonus for any year will not be payable if Mr. Oginsky’s employment has been terminated by him without “good reason” or by the Company for “cause” (each as defined in the Bonus Agreement) prior to August 1 of such year. If Mr. Oginsky’s employment is otherwise terminated, he is entitled to receive all unpaid bonus payments in a lump sum within 15 days after termination.

Management Stockholder’s Agreements

The Company has entered into management stockholder’s agreements, or the Management Stockholder’s Agreements, with all current and former officers and employees of the Company and/or ITCTransmission who have purchased or acquired shares of the Company’s common stock and/or received options to purchase common stock, including the Company’s executive officers. We refer to these persons as Management Stockholders. The Management Stockholder’s Agreements contain transfer restrictions, put and call rights, registration rights and a non-compete and confidentiality covenant.

Restrictions on Transfers.  The Management Stockholder’s Agreements impose significant restrictions on transfers of shares of common stock. Pursuant to the Management Stockholder’s Agreements, the shares of common stock acquired by a Management Stockholder generally will be non-transferable until the fifth anniversary of the effective date of the Management Stockholder’s Agreement, except for (1) permitted non-public transfers (as defined in the Management Stockholder’s Agreements), (2) a sale of shares of common stock pursuant to an effective registration statement filed by the Company under the Securities Act of 1933 (not including a registration statement on Form S-8), (3) pursuant to an agreement with ITHLP permitting the Management Stockholder to sell shares in any third party sale by ITHLP for cash or other consideration (other than a public offering) occurring before the fifth anniversary of the Company’s initial public offering, or (4) transfers approved by the Company’s Board of Directors.

Management Stockholder’s Resale of Common Stock and Options Upon Death or Disability.  Upon the Management Stockholder’s death or permanent disability, the Management Stockholder (or his or her estate or personal representative, as applicable), on and after the date of the Management Stockholder’s death or permanent disability, may elect to have any transfer restrictions that may have been imposed on the shares of common stock or the shares acquired upon exercise of the then exercisable options to purchase shares of common stock generally removed from such shares, which will allow such shares to be freely sold or transferred in the market (subject to any other limitations and/or requirements imposed by applicable securities laws or other provisions of the Management Stockholder’s Agreement with respect to any such sale or transfer).

The Company’s Right to Repurchase Common Stock and Options of Management Stockholder.  The Company may repurchase common stock and exercisable options to purchase its common stock held by a Management Stockholder upon the termination of that Management Stockholder’s employment with the Company or any of its subsidiaries if the termination occurs prior to the fifth anniversary of the Company’s initial public offering at various repurchase prices that are equal to or less than the fair market value per share of the common stock being repurchased.

Lapse of Certain Provisions on Change of Ownership.  Some of the provisions of the Management Stockholder’s Agreement, including those described under “— Restrictions on Transfers” and “— The Company’s Right to Repurchase Common Stock and Options of Stockholder”, will lapse upon the occurrence of a change of ownership of the Company. A change of ownership means any of the following events that result in the inability of any of ITHLP, the General Partner or certain affiliates of the Limited Partners to designate or elect a majority of our Board of Directors:

•	the sale of all or substantially all of our assets to any person or group other than the ITHLP, the General Partner, a limited partner and their respective affiliates (any such person or group, an “unaffiliated person”);

•	a sale resulting in more than 50% of our voting stock being held by an unaffiliated person; or

•	a merger, consolidation, recapitalization or reorganization of us with or into another unaffiliated person.

Registration Rights.  If ITHLP sells shares of common stock in a public offering in accordance with its registration rights agreement with the Company, generally, the Management Stockholders who joined the Company prior to November 16, 2005 have limited “piggyback” registration rights under that agreement with respect to the shares of common stock purchased under or held subject to the Management Stockholder’s Agreement or underlying then exercisable options. These registration rights terminate upon the fifth anniversary of the Company’s initial public offering. Shares of common stock included in a public offering pursuant to the registration rights agreement will cease to be subject to any restrictions on transfer imposed by the Management Stockholder’s Agreements.

Restrictions on Public Sale Relating to a Public Offering.  Each Management Stockholder is prohibited from effecting any public sale or distribution of shares of common stock not covered by a registration statement within the period between seven days before and 180 days after, the effective date of a registration statement (or, if later, the date of the public offering pursuant to the registration statement) in connection with a public offering of capital stock of the Company. The Company may waive this restriction.

Non-Compete and Confidentiality Covenant.  For so long as a Management Stockholder is employed by the Company or one of its subsidiaries and for a period of one year thereafter, the Management Stockholder is subject to covenants not to:

•	be engaged in or have financial interest (other than an ownership position of less than 5% in any company whose shares are publicly traded or any non-voting non-convertible debt securities in any company) in any business which competes with any business of the Company or any of its subsidiaries;

•	solicit customers or clients of the Company or any of its subsidiaries to terminate their relationship with the Company or any of its subsidiaries or otherwise compete with any business of the Company or any of its subsidiaries; or

•	solicit or offer employment to any person who has been employed by the Company or any of its subsidiaries at any time during the 12 months immediately preceding the termination of the Management Stockholder’s employment.

In addition, the Management Stockholder has agreed not to disclose or use at any time any confidential information pertaining to the business of the Company or any of its subsidiaries, except when required to perform his or her duties to the Company or one of its subsidiaries, by law or judicial process.

Compensation Committee Interlocks and Insider Participation

Compensation Committee Membership.  Our compensation committee consists of Mr. Eisenberg, Mr. Jepsen and Mr. Stewart.

Related Party Transactions.

On February 28, 2003, the Company entered into agreements with ITHLP and certain affiliates of the Limited Partners for management, consulting and financial services in exchange for annual fees. The Company incurred general and administrative expenses under these agreements of $0.8 million in 2005, excluding out-of-pocket costs. In connection with the Company’s initial public offering in 2005, these agreements were amended to terminate further annual fees in exchange for payment of one-time fees totaling $6.7 million.

The Company, ITCTransmission and ITHLP were also parties to a partnership services letter agreement whereby ITHLP or its designee performed certain management, consulting, and financial services, which included participation on the Company’s Board of Directors. In addition, ITHLP designated Mr. Eisenberg to the Board of Directors. The Company incurred $1.1 million of expenses in 2005 relating to this agreement, including a one-time payment of $1.0 million to the General Partner in connection with the termination of such agreement with the completion of the Company’s initial public offering.

The Company has entered into certain waiver and agreement arrangements pursuant to which all of its executive officers agreed to waive their right to exercise their “piggyback” registration rights with respect to the Company’s initial public offering in exchange for the right to sell, at any time after 180 days following the Company’s initial public offering, an aggregate 91,349 shares of common stock that they hold (assuming sale of such shares at $23.00 per share and payment of taxes relating to the sale of such shares); and the grant (other than to Mr. Oginsky) of options to purchase an aggregate of 475,849 shares of common stock at an exercise price of $23.00 per share that vest 20% per year as long as the executive officer remains employed with the Company.

In connection with the investment by Management Stockholders in the Company, CIBC, Inc., a bank affiliated with one of the Limited Partners, and Comerica Bank, a non-affiliated bank, provided some Management Stockholders with loans to acquire shares of our common stock. The loans are evidenced by notes made by the Management Stockholders and require a pledge of each Management Stockholder’s shares of our common stock. We refer to CIBC and Comerica together as the Lenders. As a condition to making these loans, the Company entered into put agreements with the Lenders pursuant to which the Company agreed that upon the occurrence of certain events, the Company would be assigned the note and pledge and would either pay the Lenders the aggregate principal amount outstanding of the note plus interest thereon or execute a demand promissory note in a principal amount equal to the aggregate principal amount outstanding of the note plus interest thereon. The maximum potential amount of future payments for the Company under these put agreements for all Management Stockholders was approximately $0.6 million at December 31, 2005. In 2005, prior to the Company’s initial public offering, the put agreement relating to executive officers of the Company was terminated.

With the knowledge and consent of the Board of Directors, Clayton Welch, Jennifer Welch and Jessica Welch, each of whom is a son or daughter of Joseph Welch, the Company’s Chief Executive Officer, were employed by ITCTransmission as Associate Engineer, Analyst, and Logistics Specialist, respectively, during 2005 and continue to be employed by ITCTransmission. These individuals are employed on an “at will” basis and compensated on the same basis as other employees of the Company of similar function, seniority and responsibility without regard to their relationship with Joseph Welch. These three individuals, none of whom resides with or is supported financially by Joseph Welch, received aggregate salary, bonus and taxable perquisites for services rendered in the above capacities totaling $108,114 during 2005. Each individual has also received a grant of stock under the Company’s 2003 Stock Purchase and Option Plan for Key Employees, as amended. Jennifer Welch received a grant of 3,343 shares of restricted stock on April 8, 2003 (with a value of $25,000 on the date of grant). Clayton Welch received a grant of 2,674 shares of restricted stock on April 18, 2005 (with a value of $40,352 on the date of grant). Jessica Welch received a grant of 2,000 shares of restricted stock on October 17, 2005 (with a value of $55,400 on the date of grant). These grants were made in the normal administration of the Company’s employee stock grant program and under the same terms and conditions as grants made to other employees of ITCTransmission. The terms of the grants are those set forth in the Management Stockholder’s Agreements, which are described in this proxy statement under the heading “— Management Stockholder’s Agreements”.

Compensation Committee Report

Compensation Committee.  The Compensation Committee, which was established on June 15, 2005, discharges the duties of the Board of Directors with respect to compensation programs and executive compensation. Prior to the Committee being established, the Board of Directors itself discharged those duties. The Committee establishes and reviews the Company’s overall compensation philosophy, reviews and approves corporate performance objectives related to executive compensation, evaluates performance of the chief executive officer and other executive officers against such criteria, reviews and approves equity grants as well as pension, profit-sharing and benefit plans, and establishes and reviews policies related to other elements of compensation. The Committee has authority to engage the services of outside advisers, experts and others to assist it in discharging its duties. A more complete description of the Committee’s functions is set forth in the Committee’s charter, which is available on the Company’s website at http://www.itc-holdings.com through the “Corporate Governance” link on the “Investors” page.

Compensation Philosophy.  Value growth for the Company’s shareholders is linked to providing value to ITCTransmission’s customers by effectively and efficiently operating and maintaining a reliable transmission grid, making investments to upgrade and build the necessary infrastructure to support the reliable delivery of energy, and maintaining regulatory constructs that allow the value of those efforts to be realized by both customers and shareholders. The Company’s compensation programs are designed to maintain focus on providing value to customers and growing shareholder value. The core principles underlying the framework for the programs are:

•	Performance-based compensation. Compensation is based on pay-for-performance principles that link individual and corporate performance to providing value to customers and shareholders.

•	Competitive, market-based, compensation opportunities. Compensation and benefit levels should enable the Company to attract, retain and motivate exceptional managers and employees. The Committee compares executive compensation programs against those of other companies in three peer groups. First, given that the Company is not a traditional utility, and often must compete in the labor market against non-utility companies in its geographic area, the Committee examines comparison data for companies of similar size regardless of industry (i.e., companies across all sectors of industry). Second, given that the Company must compete with large utilities to attract and retain certain industry executive positions, the Committee also considers comparison data from a large utilities peer group. Finally, the Committee is also provided data comparing to utilities of similar size to the Company.

•	Executives with ownership mentality. Equity ownership programs are used to align the interests of all employees with those of customers and shareholders. Requiring executives, each of whom was also required to make a substantive personal equity investment in the Company, to act as owners is an important component of the Company’s ongoing business strategy.

Issues Related to the Company’s Initial Growth Period.  The Company experienced its initial growth period from its acquisition of ITCTransmission in 2003 through its initial public offering in 2005. Stock options and restricted stock granted to executives to date, and special bonus payments based on current options held, are linked with the particular risks and challenges faced by the Company’s executives during the initial growth period.

The Company was formed in late 2002 to acquire ITCTransmission from DTE. Upon the acquisition, ITCTransmission had 38 employees, no capability of its own to conduct operations or field maintenance activities

(those activities initially were performed by Detroit Edison), and no back-office support systems. To align management and shareholder interests, consistent with initial investor philosophy, each executive upon joining the Company was required to make a substantive personal equity investment in the Company. Based on the number of shares purchased by each executive, a number of options was granted to the executive. In limited cases, grants of restricted stock were made to certain executives. All stock acquired by and granted to executives was subject to transfer restrictions, generally (with limited exceptions) for a five year period, as set forth in the Management Stockholder’s Agreements described in this proxy statement under “— Management Stockholder’s Agreements.”

In the initial growth period, ITCTransmission constructed its own operations control room, built its own field maintenance capabilities, built its own capital investment program, and built its own back-office support systems. In 2005, the Company also undertook early compliance with the audit, attestation and reporting requirements regarding internal controls over financial reporting under the Sarbanes-Oxley Act of 2002. Following this initial growth period, on July 26, 2005, the Company conducted the initial public offering of its common stock. In relation to the Company’s initial public offering, and except for Mr. Oginsky in exchange for waiving the right to include his or her stock in the initial public offering, each executive was granted options to purchase stock of the Company on July 25, 2005 at an exercise price equal to the sale price of the common stock in the initial public offering. No equity-based grants were made to executive officers of the Company in 2005 other than those options.

In 2003, the Company issued a return of capital to its shareholders. To keep whole the value of options that previously were made to executives and key employees, the Company established the Dividend Equivalents Rights Plan, or DERP. Under the DERP, upon affecting a return of capital to shareholders, a cash amount (equal to the per share return of capital multiplied by the number of options held by each executive and key employee) was credited to a bookkeeping account maintained for each DERP participant. On May 10, 2005, the Board of Directors terminated the DERP. As a result, amounts previously held in bookkeeping accounts under the DERP were paid out to each DERP participant in 2005.

On June 15, 2005, the Board of Directors established the Company’s Executive Group Special Bonus Plan, in which each executive officer participates. Under the plan, the Committee is authorized to approve the crediting of special bonus amounts to plan participants. In approving such bonuses, the Committee gives consideration to dividends paid, or expected to be paid, on the Company’s common stock. Generally, plan participants are vested in amounts credited to their special bonus accounts to the extent they are vested in options they hold (except that Mr. Welch is vested in all such amounts relating to options granted to him before July 25, 2005). To the extent a plan participant is not vested in amounts credited to their special bonus accounts, that amount is held in an account for a period of five years from the date an option, on which the bonus is paid, was granted. Such amounts are payable at the expiration of the five year period, assuming the participant’s continued employment with us or ITCTransmission and unless the participant elects a deferral of the payment, or upon the participant’s death or permanent disability or a change of ownership of the Company. For amounts in which the participant is vested, the amounts are paid to the plan participant. Participants in the Executive Group Special Bonus Plan are executives who were granted options during the Company’s initial growth period.

Finally, the Company’s acquisition of ITCTransmission from DTE also has influenced retirement benefits plans and other benefits plans used by ITCTransmission. Most of the original 38 employees of ITCTransmission were employees of DTE who transferred to ITCTransmission upon its sale to the Company (the remaining four of the 38 retired from DTE and joined ITCTransmission). Under the purchase agreement by which ITCTransmission was sold to the Company, ITCTransmission was required for a period of 30 months to adopt retirement benefits plans and maintain other employee benefits and perquisites comparable to those maintained by DTE at that time. As a result, ITCTransmission established retirement plans and benefits programs comparable to those maintained by DTE at the time the Company acquired ITCTransmission.

As noted above, these elements of income to executives are particularly related to the Company’s initial growth period, the transition of ITCTransmission away from its former parent company, and the risks and challenges faced by executives during that period. The Committee reviews all aspects of total compensation, including investment-related and non-investment related compensation, and will take this information into consideration when reviewing and approving compensation programs.

Compensation Related to Individual and Corporate Performance.  Prior to the formation of the Committee, the Board of Directors approved the chief executive officer’s base salary. In doing so, the Board considered compensation of chief executive officers at companies in general industry, as well as several utility industry peer groups. The Board also conducted a subjective review of the chief executive officer’s individual performance and a subjective review of Company performance. Company measures considered included the Company’s operational performance, financial performance, and completion of maintenance and capital investment activities. With respect to other executive officers, the Board relied on the recommendations of the chief executive officer in setting base salaries, which also were determined based on a subjective review of each executive officer’s performance and measures of Company performance similar to those used in setting chief executive officer base salary. Salary levels for executive officers are set forth in their respective employment agreements, which are described in this proxy statement under “— Employment Agreements.” For 2006, the Committee intends to review and adjust salaries annually taking into account: 1) comparisons of compensation at companies in general industry, as well as several utility industry peer groups; 2) a subjective review of individual performance; and 3) a subjective review of corporate performance based on measures similar to those previously used by the Board of Directors.

Consistent with the compensation policy outlined above, an annual cash bonus component of compensation is directly tied to the achievement of annual Company performance goals. Target bonus amounts are 100% of base salary for the chief executive officer, 80% of base salary for senior vice presidents, and 40% of base salary for other vice presidents, as set forth in each executive’s employment agreement. These Company performance goals are a combination of operational and financial goals, which are intended to reflect the importance of ITCTransmission being operationally excellent and providing value to customers. These goals also recognize that operational excellence and value to customers aligns directly with growing value for shareholders. For 2005, corporate goals established by the Board of Directors for bonus payment purposes were completion of targeted capital projects, fewer than targeted electricity transmission outages, higher than targeted EBITDA, lower than targeted operating and maintenance expenses, fewer than targeted lost work days for safety reasons, and fewer than targeted recordable safety incidents. The Company achieved its performance goals in 2005, resulting in the payment of target bonuses at the levels identified above.

While the Company’s executive officers and other key employees currently have equity investments in the Company as a result of equity grants made during the Company’s initial growth period, the Committee intends to utilize more traditional equity based long-term incentive plans on a going forward basis. On February 8, 2005, the Board of Directors approved the 2006 Long Term Incentive Plan, or LTIP, and the Employee Stock Purchase Plan, or ESPP. Each plan is proposed to be approved by shareholders at the Company’s 2006 annual meeting, and is described in detail as Proposal 2 and Proposal 3 of this proxy statement. The LTIP is intended to align employees with shareholder interests through use of long-term stock-based incentives, to promote stock ownership on a broad basis in employee ranks, and to provide for attraction and retention of employees critical to future growth of the Company. The ESPP is intended to promote employee stock ownership by allowing employees to purchase Company stock at a discount.

Finally, the Company offers a 401(k) plan, qualified pension plan, Executive Supplemental Retirement Plan and Management Supplemental Benefit Plan, which are described elsewhere in this proxy statement under the heading “— Pension Plans”. The Company also provides executives with perquisites that the Committee believes are reasonable, competitive and consistent with the Company’s overall executive compensation program. The Committee believes these perquisites help the Company retain the best leaders and allow them to operate more effectively. These perquisites include: auto allowance and expenses, financial planning, income tax return preparation, social clubs and home security, as well as reimbursements for income tax gross-ups related to the inclusion of the value of the payment by the Company of certain perquisites.

The Company, and more recently the Committee, has engaged independent consultants to provide comparisons of the Company’s executive compensation against compensation of executives at peer companies, which are used in determining market levels of base and bonus compensation for comparing the Company’s executive officers. Peer companies used for this purpose generally are not the same peer companies used in the stock performance graph in this proxy. The independent compensation consultant provides a variety of peer companies for the Committee’s review in the market benchmarking process, which are reflective of multiple executive labor markets the Committee considers in its review of compensation, while the Company chose the S&P Electric

Utilities Index for the stock performance graph as a utilities index that often is used for investment return comparisons. In addition to market benchmark compensation data, the Committee has been provided with tally sheets setting forth the total compensation potentially payable to, and benefits accruing to, the executives, including: 1) estimated annual total pension benefits, based on current service as well as projected for retirement at age 65; 2) values related to equity-based amounts; 3) special bonus payments on past equity grants; and 4) all perquisites and benefits programs. The Committee also takes into account the Company’s compensation program history, particularly during the Company’s initial growth period, and does not necessarily tie its assessment of compensation to a particular range or level of compensation paid to executives at other companies. Based on this information, the Committee has determined that ongoing compensation opportunities for executives are competitive with the market. The Committee continues to examine the structure of compensation programs at the Company.

Chief Executive Officer Compensation.  Joseph L. Welch has been the Company’s President and Chief Executive Officer since its inception. Mr. Welch’s base salary did not change in 2005, and previously was set at $371,000 by the Company’s Board of Directors based on a subjective view of Mr. Welch’s performance and responsibilities in managing the Company, particularly during ITCTransmission’s initial growth period described above. For 2005, Mr. Welch earned an annual cash bonus equal to 100% of his base annual salary based on the Company’s achievement of all of its operational and financial performance targets.

Given that the Board of Directors terminated the DERP in May, 2005, the cash amounts previously credited to Mr. Welch under that plan were paid out to him in 2005. In addition, special bonus amounts also were awarded to Mr. Welch under the Executive Group Special Bonus Plan upon the payment of dividends to shareholders in 2005. Those awards equaled the per share dividend amount multiplied by the number of options held by Mr. Welch. Finally, in relation to the Company’s initial public offering and his waiver of any right to participate in the offering, Mr. Welch also was granted 321,669 options to purchase shares of stock of the Company on July 25, 2005. As described above, the Committee considers each of these payments or awards to Mr. Welch to be part of or related to the Company’s equity participation program during its initial growth period. These payments or awards are not considered part of the Company’s regular compensation programs on a going forward basis, although additional special bonus amounts may be awarded in the future, as they have been awarded when the Company pays dividends to shareholders.

Deductibility of Executive Compensation.  Section 162(m) of the Internal Revenue Code restricts the deductibility of executive compensation paid to the Company’s chief executive officer and any of the four other most highly compensated executive officers at the end of any fiscal year to not more than $1,000,000 in annual compensation (including gain from the exercise of certain stock option grants). Certain performance-based compensation is exempt from this limitation if it complies with the various conditions described in Section 162(m). The Company’s equity-based compensation plans are designed to cause compensation realized in connection with the plans to comply with these conditions and be exempt from the Section 162(m) restriction on deductibility to the extent permissible.

Other components of the Company’s compensation program may result in payments from time to time which would be subject to the restriction on deductibility. However, the Compensation Committee believes that it may be appropriate from time to time to exceed the limitations on deductibility under Section 162(m) to ensure that executive officers are compensated in a manner that it believes to be consistent with the best interests of the Company and its shareholders. The Compensation Committee does not expect the nondeductible amount of executive compensation to be material to the Company. As a result, the Compensation Committee has concluded that no further action with respect to qualifying such compensation for deductibility is necessary at this time. The Compensation Committee intends to continue to evaluate from time to time the advisability of qualifying future executive compensation programs for exemption from the Section 162(m) restriction on deductibility.

LEWIS M. EISENBERG	LEE C. STEWART	EDWARD G. JEPSEN	JOSEPH L. WELCH, as member of Board of Directors

Stock Performance Graph

The following graph compares the percentage change in the cumulative total shareholder return on the Company’s common stock during the period beginning July 26, 2005 (the closing price of $26.40 on the first day of trading on the NYSE following the effective date of the registration of the common stock under the Securities Exchange Act of 1934) and ending on December 31, 2005, with the Standard & Poor’s 500 Index (“S&P Index”) and Standard & Poor’s Electric Utilities Index (“S&P EUI”). The graph assumes that the value of the investment in the common stock, the S&P Index and the S&P EUI was $100 on July 25, 2005 and that all dividends were reinvested. The price at which shares were sold in the Company’s initial public offering, for which the registration statement became effective July 25, 2005, was $23.00 per share.

Comparison of 1 Year Cumulative Total Return
Assumes Initial Investment of $100
December 2005

Company/Index		7/26/2005	2005

ITC HOLDINGS CORP.	Return %		0.32
	Cum	$100.00	100.32
S&P ELECTRIC UTILITIES INDEX	Return %		0.33
	Cum	$100.00	100.33
S&P 500 INDEX	Return %		5.77
	Cum	$100.00	105.77

Director Compensation

We pay our non-employee directors an annual cash retainer of $25,000, an annual equity retainer of restricted stock with a value, at the time of grant, of $25,000 that will have a three year vesting period, $1,250 per Board of Directors meeting, $1,500 per meeting of the audit committee and $1,000 per meeting of other committees of the board of directors. In addition, we pay $7,000 annually to the chair of the Company’s audit committee and $4,500 annually to the chair of the Company’s other Board of Directors committees. Finally, directors are reimbursed for their out-of-pocket expenses. Directors who are employees of the Company do not receive separate compensation for their services as a director. In 2005, ITHLP, of which Mr. Eisenberg is the sole member of the General Partner, received $1.1 million pursuant to the partnership services letter agreement between the Company, ITCTransmission and ITHLP. Such amount includes a one-time payment of $1.0 million in connection with the termination of such agreement with the completion of the Company’s initial public offering in July 2005. Following the initial public offering, Mr. Eisenberg receives only compensation as a non-employee director and committee chair, as described above.

PROPOSAL 2 — APPROVAL OF THE 2006 LONG TERM INCENTIVE PLAN

On February 8, 2006, our Board of Directors adopted the ITC Holdings Corp. 2006 Long Term Incentive Plan (the “LTIP”), subject to shareholder approval at the Annual Meeting. The purpose of the LTIP is to encourage employees, directors and consultants of the Company to own stock and align their interests with those of shareholders. We believe that the LTIP will enhance our ability to attract, motivate and retain qualified employees, and will encourage strong performance through the grant of performance based awards. A copy of the LTIP was filed with the SEC on February 14, 2006 as exhibit 10.37 to the Company’s Form 8-K. We suggest that you read the LTIP in its entirety for a more complete understanding of its terms.

As of the record date, the closing sale price of our common shares was $26.51. Approximately 150 employees, 3 non-employee directors and 30 consultants would be eligible to participate in the LTIP if it were currently in place.

Vote Required

We are seeking shareholder approval to meet the requirements for deductibility of executive compensation paid pursuant to the LTIP under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), to qualify certain awards as incentive stock options under Code Section 422 and to comply with applicable rules of the New York Stock Exchange. Approval of the LTIP requires the affirmative vote of a majority of the votes cast by the holders of common shares entitled to vote on the proposal. Abstentions, withheld votes and broker non-votes will not be deemed votes cast in determining approval of this proposal and will not have the effect of a vote for or against the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE 2006 LONG TERM INCENTIVE PLAN.

Shares Subject to the LTIP

The Company has reserved an aggregate of 1,750,000 shares of our common stock to be awarded under the LTIP. Up to 1,400,000 of these shares may be granted as incentive stock options. Each share subject to an award under the LTIP will be counted as two shares, except for options, stock appreciation rights and awards for which the Company receives cash equal to the fair market value of the shares or common stock based awards, which will be counted as one share. In addition, if an award is exercised or withheld to satisfy tax liabilities through tendering of shares or withholding of shares by the Company, we will count only the number of shares issued net of the shares tendered or withheld. If any shares awarded under the LTIP are forfeited, cancelled, expire or otherwise terminate, the underlying common shares become available again under the LTIP. To prevent dilution or enlargement of the rights of participants under the LTIP, appropriate adjustments will be made by the Committee if any change is made to our outstanding common shares by reason of any merger, reorganization, consolidation, recapitalization, dividend or distribution, stock split, reverse stock split, spin-off or similar transaction or other change in corporate structure affecting our common stock or its value.

Concurrent with its approval of the LTIP, the Board approved an amendment to the Amended and Restated 2003 Stock Purchase and Option Plan that would reduce the number of shares available thereunder by 1 million. That amendment will become effective upon shareholder approval of the LTIP.

Participants

All employees, directors and consultants who are selected by the Committee in its sole discretion from time to time are eligible to participate in the LTIP. The Committee may condition the grant of an award to an individual under the LTIP by requiring that the individual become an employee, director or consultant; provided, however, that the award is deemed granted as of the date that the individual becomes an employee, director or consultant. Because all awards under the LTIP will be determined by the Committee, in its sole discretion, it is not possible at this time to determine the awards that will be made to any particular employee, officer, director or consultant under the LTIP in the future. No awards have been made under the LTIP to date.

Administration

The LTIP is administered by the Compensation Committee of our Board of Directors, or any other committee or sub-committee of the Board designated by the Board from time to time. The Committee has the power to select participants who will receive awards, to make awards under the LTIP and to determine the terms and conditions of awards (subject to the terms and conditions of the LTIP). The Committee also has broad power to, among other things, interpret the terms of the LTIP and establish rules and regulations for the administration of the LTIP. In the case of awards designated as awards under Section 162(m) of the Code, the Committee’s power to take certain actions will be limited by Section 162(m).

The Committee and the Board are not permitted to cancel outstanding options or stock appreciation rights and grant new awards as substitutes under the LTIP or amend outstanding options or stock appreciation rights to reduce the exercise price below the fair market value of the common stock on the original grant date without shareholder approval.

Types of Plan Awards and Limits

The Committee may grant stock options, restricted stock, restricted stock units and performance based awards under the LTIP. The terms of each award will be set forth in a written agreement with the recipient. Subject to the adjustment provisions described above, the LTIP limits grants to any one participant in any one fiscal year to 200,000 options or stock appreciation rights, 100,000 restricted stock or restricted stock units, 100,000 performance awards and 100,000 annual incentive awards. The LTIP further limits the dollar value payable to any one participant in any one fiscal year on restricted stock units, performance awards or annual incentive awards valued in property other than common stock to the lesser of $3 million or four times the participant’s base salary in the fiscal year. These limitations are intended to comply with requirements of Section 162(m) of the Code.

Stock Options

The Committee may grant incentive stock options and nonqualified stock options. No option may be exercised after to the tenth anniversary of the date the option was granted. The exercise price of any option granted under the LTIP must not be less than the fair market value of our common stock on the grant date. Payment upon exercise may be made by (1) cash or check, (2) delivery of our common stock that has been held at least six months pursuant to a broker assisted cashless exercise, (3) delivery of other consideration approved by the Committee with a fair market value equal to the exercise price or (4) other means determined by the Committee. A payment method involving delivery or withholding of common stock may not be used if it would violate applicable law or would result in adverse accounting consequences for the Company.

Options constituting incentive stock options may be granted only to employees of the Company. The aggregate market value, determined on the grant date, of stock with respect to which incentive stock options may first become exercisable for a holder during a calendar year may not exceed $100,000. In addition, in the event that the recipient is a more than 10% shareholder of the Company, the exercise price of incentive stock options may not be less than 110% of the fair market value of the common stock on the grant date, and the options may not be exercised more than five years after the grant date.

Stock Appreciation Rights

The Committee may grant stock appreciation rights pursuant to such terms and conditions as the Committee determines. No stock appreciation right may be granted with a term of more than ten years from the grant date. The exercise price may not be less than the fair market value of the common stock on the grant date. Upon exercise of a stock appreciation right, the participant will have the right to receive the excess of the aggregate fair market value of the shares on the exercise date over the aggregate exercise price for the portion of the right being exercised. Payments may be made to the holder in cash or common stock as specified in the grant agreement.

Restricted Stock and Units

The Committee may grant shares of restricted stock and restricted stock units pursuant to such terms and conditions as the Committee determines. The restricted stock and restricted stock units will be subject to restrictions on transferability and alienation and other restrictions as the Committee may impose. The Committee may require payment of consideration for restricted stock granted under the LTIP, which may be payable in cash, stock or other property. Recipients of restricted stock may have the same rights as other shareholders, including all voting and dividend rights. Recipients of restricted stock units may receive dividend equivalent rights at the Committee’s discretion. Restricted stock units are payable in common stock or cash as of the vesting date. The LTIP also permits certain highly compensated participants to defer certain cash bonus awards, which may be matched by the Company up to 50% and granted to the participants as restricted stock unit awards.

Performance Awards

The Committee may grant performance awards on terms and conditions that the Committee determines. Performance awards consist of the right to receive cash, common stock or other property. The written agreement for each grant will specify the performance goals, the period over which the goals are to be attained, the payment schedule if the goals are attained and other terms as the Committee determines. In the case of performance shares, the participant will have the right to receive legended certificates of common stock subject to restrictions on transferability. A participant will be entitled to vote those shares prior to satisfaction of the performance goals, and any dividends received will be reinvested in additional performance shares. In the case of performance units, the participant will receive an agreement that specifies the performance goals that must be satisfied prior to the Company issuing payment, which may be cash, common stock or other property.

Annual Incentive Awards

The Committee may grant annual incentive awards on terms and conditions that the Committee determines. The determination for granting annual incentive awards may be based on the attainment of performance levels of the Company as established by the Committee. Annual incentive awards will be paid in cash, shares of common stock or other property and will equal a percentage of the participant’s base salary for the fiscal year, a fixed dollar amount or some other formula determined by the Committee. Payments will be made within two and a half months after the end of the fiscal year in which the award is earned, but only after the Committee determines that the performance goals were attained.

Code Section 162(m) Performance Measure Awards

The Committee may designate that any award in the form of restricted stock, restricted units, performance shares, performance units or annual incentive awards be granted pursuant to Section 162(m) of the Code. As a result, such grants will be subject to certain additional requirements intended to satisfy the exemption for performance based compensation under Section 162(m). The performance criteria will be one or more of the following objective performance goals, either individually, alternatively or in any combination, applied to either the Company as a whole or to a subsidiary, either individually, alternatively, or in any combination, and measured over a designated performance period, in each case as specified by the Compensation Committee in the award: earnings (as measured by net income, operating income, operating income before interest, EBIT, EBITA, EBITDA, pretax income, or cash earnings, or earnings as adjusted by excluding one or more components of earnings, included each of the above on a per share and/or segment basis; sales/net sales; return on net sales (as measured by net income, operating income, operating income before interest, EBIT, EBITA, EBITDA, pretax income, operating cash flow or cash earnings as a percentage of net sales); sales growth; cash flow; operating cash flow; free cash flow; discounted cash flow; working capital; market capitalization; cash return on investment; return on capital; shareholder value; return on equity; total shareholder return; return on investment; economic value added; return on assets; net assets; stock trading multiples (as measured against investment, net income, operating income, operating income before interest, EBIT, EBITA, EBITDA, pretax income, cash earnings or operating cash flow); stock price; attainment of strategic or operational initiatives; and achievement of operational goals, including but not limited to safety records, outage frequencies and capital maintenance projects.

Termination of Employment or Services

Options and Stock Appreciation Rights

Unless otherwise provided in the related grant agreement, if a participant terminates employment or services for any reason prior to the date that an option or stock appreciation right becomes vested, the right to exercise the option or stock appreciation right terminates and all rights cease unless otherwise provided in the grant agreement. If an option or stock appreciation right becomes vested prior to the termination of the employment or services for any reason other than death or disability, then the participant has the right to exercise the option or stock appreciation right to the extent it was exercisable upon termination before the earlier of three months after termination or the expiration of the option or stock appreciation right unless otherwise provided in the related grant agreement. If termination is due to the participant’s death or disability, then the participant or his or her estate may exercise the option or stock appreciation right to the extent it was exercisable upon termination until its expiration date, subject to any limitations in the grant agreement. The Committee may, in its discretion, accelerate the participant’s right to exercise an option or extend the option term, subject to any other limitations.

Restricted Stock and Restricted Stock Units

If a participant terminates employment or services for any reason, the restricted shares are generally forfeited to the Company (subject to a refund by the Company of any purchase price paid by the participant). The Committee, however, may provide, in its sole discretion, in the participant’s agreement that restricted stock or restricted stock units will continue after termination of employment or services. The Committee may also waive any restrictions in its sole discretion except for restrictions on a Code Section 162(m) award. However, the Committee may, for Code Section 162(m) awards, deem restrictions and performance goals satisfied if a participant terminates employment due to death, disability or involuntary termination by the Company.

Performance Awards

Performance Awards expire and are forfeited upon a participant’s termination of employment or services for any reason. The Committee, however, in its sole discretion, may provide in the grant agreement or otherwise for a continuation of the award after termination or waive any conditions or restrictions for such awards. The Committee may not waive any restrictions or conditions on Code Section 162(m) awards, but it may deem restrictions and conditions satisfied in the event a participant terminates employment due to death, disability or involuntary termination by the Company.

Annual Incentive Awards

If a participant terminates employment or services due to disability or death prior to the end of the Company’s fiscal year, the participant, or his or her estate, is entitled to a pro-rata payment of the annual incentive award, which will be paid at the same time as regular annual incentive awards are paid. Unless otherwise determined by the Committee, if a participant’s employment or services are terminated for any reason other than death or disability, he or she forfeits the right to the annual incentive award for that fiscal year.

Limitations on Transfer of Awards

No award under the LTIP may be transferable other than by will or the laws of descent and distribution. Stock options and stock appreciation rights may only be exercised by the participant during his or her lifetime. However, a participant may assign or transfer an award, other than an incentive stock option, with the consent of the Committee. All shares of common stock subject to an award will contain a legend restricting the transferability of the shares pursuant to the terms of the LTIP, which can be removed once the restrictions have terminated, lapsed or been satisfied.

Termination and Amendment

No new awards may be granted under the LTIP on or after February 7, 2012. The Board may terminate or amend the LTIP or the granting of any awards under the LTIP at any time and the Committee may amend the terms of outstanding awards, but shareholder approval will be required for any amendment that materially increases benefits under the LTIP, increases the shares of common stock available under the LTIP (except pursuant to the adjustment provisions of the LTIP), changes the eligibility provisions or modifies the LTIP in a manner requiring shareholder approval under any applicable stock exchange rule. An amendment to the LTIP will not, without the consent of the participant, adversely affect the participant’s outstanding awards except to qualify the awards for exemption under Section 409A of the Code, bring the LTIP into compliance with Section 409A of the Code, or as provided in the grant agreement.

Change in Control of the Company

Awards under the LTIP are generally subject to special provisions upon the occurrence of a change in control transaction of the kind described in the LTIP. Under the LTIP, the Committee may provide in a grant agreement or otherwise that upon a change in control transaction (i) all outstanding options or stock appreciation rights immediately become fully vested and exercisable; (ii) any restriction period on any shares of common stock immediately lapse and the shares become freely transferable; (iii) all performance goals are deemed to have been satisfied and any restrictions on any performance award immediately lapse and the awards become immediately payable; (iv) all performance measures are deemed to have been satisfied for any outstanding annual incentive award, which immediately become payable; or (v) awards may be treated in any other way as determined by the Committee. The Committee may also determine that upon a change in control, any outstanding option or stock appreciation right be cancelled in exchange for payment in cash, stock or other property for each vested share in an amount equal to the excess of the fair market value of the consideration to be paid in the change in control transaction over the exercise price. If we merge with another entity and the successor company assumes an award payable in common stock, such awards will not be accelerated as described above as long as the consideration is substantially equal in fair market value to that of the common stock subject to the awards.

United States Federal Income Tax Consequences

The following discussion is a summary of the federal income tax consequences relating to the grant and exercise of awards under the LTIP and the subsequent sale of common stock that will be acquired under the LTIP. The tax effect of exercising awards may vary depending upon the particular circumstances, and the income tax laws and regulations change frequently.

Nonqualified Stock Options.  There will be no federal income tax consequences to a participant or to the Company upon the grant of a nonqualified stock option. When the participant exercises a nonqualified option, he or she will recognize ordinary income in an amount equal to the excess of the fair market value of the option shares on the date of exercise over the exercise price, and we will be allowed a corresponding tax deduction, subject to any applicable limitations under Section 162(m) of the Code. Any gain that a participant realizes when the participant later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the participant held the shares.

Incentive Stock Options.  There will be no federal income tax consequences to a participant or to the Company upon the grant of an incentive stock option. If the participant holds the option shares for the required holding period of at least two years after the date the option was granted and one year after exercise of the option, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and we will not be entitled to a federal income tax deduction. If the participant disposes of the option shares in a sale, exchange, or other disqualifying disposition before the required holding period ends, the participant will recognize taxable ordinary income in an amount equal to the difference between the exercise price and the lesser of the fair market value of the shares on the date of exercise or the disposition price, and we will be allowed a federal income tax deduction equal to such amount, subject to any applicable limitations under Section 162(m) of the Code. Any amount received by the participant in excess of the fair market value on the exercise date will be taxed to the participant as capital gain, and we will receive no corresponding deduction. While the exercise of an incentive stock option does not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be a tax preference item that could subject a participant to alternative minimum tax.

Stock Appreciation Rights.  The participant will not recognize income, and we will not be allowed a tax deduction, at the time a stock appreciation right is granted. When the participant exercises the stock appreciation right, the cash or fair market value of any shares of common stock received will be taxable to the participant as ordinary income, and we will be allowed a federal income tax deduction equal to such amount, subject to any applicable limitations under Section 162(m) of the Code.

Restricted Stock Awards.  Unless a participant makes an election to accelerate recognition of income to the grant date as described below, the participant will not recognize income, and we will not be allowed a tax deduction, at the time a restricted stock award is granted. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the common stock as of that date, less any amount paid for the stock, and we will be allowed a corresponding tax deduction, subject to any applicable limitations under Section 162(m) of the Code. If the participant files an election under Section 83(b) of the Code within 30 days after the grant date, the participant will recognize ordinary income as of the grant date equal to the fair market value of the stock as of that date, less any amount paid for the stock, and we will be allowed a corresponding tax deduction at that time, subject to any applicable limitations under Section 162(m) of the Code. Any future appreciation in the stock will be taxable to the participant at capital gains rates. However, if the stock is later forfeited, such participant will not be able to recover the tax previously paid pursuant to the Section 83(b) election.

Restricted Stock Unit Awards, Performance Share Awards, and Performance Share Unit Awards.  A participant will not recognize income, and we will not be allowed a tax deduction, at the time a restricted stock unit award, performance share award or performance share unit award is granted. When a participant receives payment under a restricted stock unit award, performance share award or performance share unit award, the amount of cash received and the fair market value of any shares of stock received will be ordinary income to the participant, and we will be allowed a corresponding tax deduction at that time, subject to any applicable limitations under Section 162(m) of the Code.

Impact of Recent Tax Law Changes.  Recently adopted, Section 409A of the Code has implications that affect traditional deferred compensation plans, as well as certain equity-based awards, such as stock options, restricted stock units, and stock appreciation rights. Section 409A requires compliance with specific rules regarding the timing of exercise or settlement of equity-based awards and, unless explicitly set forth in a plan document or award agreement, no acceleration of payment is permitted. The U.S. Department of Treasury has provided preliminary guidance with respect to Section 409A and more definitive guidance is anticipated in the near future. Individuals who hold equity awards are subject to the following penalties if the terms of such awards do not comply with the requirements of Section 409A: (i) appreciation is includible in the participant’s gross income for tax purposes once the awards are no longer subject to a “substantial risk of forfeiture” (e.g., upon vesting), (ii) the participant is required to pay interest at the tax underpayment rate plus one percentage point commencing on the date an award subject to Section 409A is no longer subject to a substantial risk of forfeiture, and (iii) the participant incurs a 20% penalty tax on the amount required to be included in income. As set forth above, the LTIP and the awards granted thereunder are intended to conform with the requirements of Section 409A.

Equity Compensation Plans

At December 31, 2005 we had an Amended and Restated 2003 Stock Purchase and Option Plan for Key Employees of ITC Holdings Corp. and its subsidiaries pursuant to which we grant stock options and restricted stock and other equity based compensation to employees, officers, and directors.

The following table sets forth certain information with respect to our equity compensation plan at December 31, 2005 (shares in thousands):

Number of Securities
	Number of Securities		Remaining Available
	to be Issued	Weighted-Average	for Future Issuance
	Upon Exercise of	Exercise Price of	Under Equity
	Outstanding Options	Outstanding Options	Compensation Plans(a)

Equity compensation plans approved by security holders	2,649	$11.55	1,815

(a)	The number of securities remaining available for future issuance under equity compensation plans has been reduced by the options exercised to purchase common shares, the common shares to be issued upon the future exercise of outstanding stock options and the amount of granted stock and restricted stock awards.

PROPOSAL 3 — APPROVAL OF THE EMPLOYEE STOCK PURCHASE PLAN

On February 8, 2006, our Board of Directors adopted the ITC Holdings Corp. Employee Stock Purchase Plan (the “Plan”), subject to shareholder approval. If shareholders approve the Plan at the Annual Meeting, it will commence on May 17, 2006. The purpose of the Plan is to encourage employee stock ownership, thus aligning their interests with those of shareholders, and to enhance the ability of the Company to attract, motivate and retain qualified employees. We believe that the Plan offers a convenient means for our employees who might not otherwise own our common shares to purchase and hold common shares. We also believe that the ability to acquire shares at a discount to market and without broker fees offers a meaningful incentive to participate. Our employees’ continuing economic interests as shareholders in our performance and success should further enhance our potential for growth and profitability. We intend the Plan to be an “employee stock purchase plan” as defined in Section 423 of Code. A copy of the ESPP was filed with the SEC on February 14, 2006 as exhibit 10.39 to the Company’s Form 8-K. We suggest that you read the ESPP in its entirety for a more complete understanding of its terms.

Vote Required

We are seeking shareholder approval to qualify the Plan as an “employee stock purchase plan” under Section 423 of the Code and the related regulations. Approval of the Plan requires the affirmative vote of a majority of the votes cast by the holders of common shares entitled to vote on the proposal. Abstentions and broker non-votes will not be deemed votes cast in determining approval of this proposal and will not have the effect of a vote for or against the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE EMPLOYEE STOCK PURCHASE PLAN.

Shares Subject to the Plan

The Plan covers an aggregate of 180,000 shares of our common stock. If any purchase right under the Plan terminates, is cancelled or expires without having been exercised in full, the underlying common shares that were not purchased are again available under the Plan, unless the Plan has been terminated. To prevent dilution or enlargement of the rights of participants under the plan, appropriate adjustments will be made if any change is made to our outstanding common shares by reason of any merger, reorganization, consolidation, recapitalization, dividend or distribution, stock split, reverse stock split, spin-off or similar transaction or other change in corporate structure affecting our common stock or its value.

Plan Participants

All employees of the Company and its subsidiaries, including officers and directors who are employees, who have (i) completed six full months of service with the Company, and (ii) whose customary employment is for more than 20 hours per week and five or more months per calendar year at the time of an offer, is eligible to participate in the Plan, unless after the grant of purchase rights under the Plan, the employee would own common stock exceeding 5% of the total combined voting power or value of all outstanding common stock of the Company or its subsidiaries

(as calculated under the attribution rules in the Code). Participation in the Plan is voluntary and is dependent upon each eligible employee’s election to participate and his or her determination as to the desired level of participation, subject to the Plan’s limits. As of the record date, approximately 125 of our employees were eligible to participate in the Plan. Since participation is voluntary and the number of purchase periods and the purchase prices of shares under the Plan are subject to the discretion of the Compensation Committee and prevailing market prices of the common stock from time to time, the benefits to be received by participants are not determinable.

Purchases Under the Plan

The Plan is administered by the Compensation Committee, which has broad power under the Plan to make determinations under the Plan, to interpret the terms of the Plan and to establish rules and regulations for its administration. Whether offers will be made under the Plan and the beginning and ending dates of the related purchase periods are determined by the Compensation Committee. A purchase period may be not less than three months nor more than 27 months. The purchase price at which shares may be purchased by participants is determined by the Compensation Committee at the beginning of the purchase period and will not be less than the lesser of 85% of the fair market value per share of the common stock on the first day of the purchase period or 85% of the fair market value per share on the last day of the purchase period. As of the record date, the closing sale price of our common stock was $26.51.

On the first day of each purchase period, each participant who has elected to participate in the purchase period receives a non-transferable option to purchase, on the last day of the purchase period, as many whole common shares as the participant can purchase with the payroll deductions credited to his or her account during that period. The option to purchase will be exercised automatically on the last day of the purchase period. Fractional shares will not be issued under the Plan, and any amount remaining in the participant’s account after such exercise will be held for the purchase of common shares in the next purchase period.

Participants may purchase shares only by submitting an election form to the Company, during the election period established by the Compensation Committee and prior to the beginning of the purchase period, stating the participant’s election to have payroll deductions made for the purpose of participating in the Plan. Payroll deduction amounts may not exceed 10% of the participant’s after-tax base salary, nor may a participant purchase more than 232 shares of common stock in any three month purchase period (adjusted upward for any purchase period of more than three months) or, in any calendar year, shares having a fair market value of more than $25,000. After initial enrollment in the Plan, payroll deductions will continue from purchase period to purchase period unless the participant makes another election to terminate his or her payroll deductions, terminates his or her employment with the Company or becomes ineligible to participate in the Plan. Employee payroll deductions may only be suspended at the discretion of the Compensation Committee in the event of an unforeseen hardship. The amounts deducted will be credited to the participant’s account under the Plan, but we will not establish any actual separate account to hold such amounts and we will not pay any interest on the deducted amounts.

If insufficient shares remain available in any offering period under the Plan, the shares available will be allocated pro rata among the participants in that offering period in the same proportion that their base salary bears to the total of the base salaries of all participants for that purchase period. Any amounts not applied to the purchase of common shares will be refunded to the participants after the end of the offering period without interest.

If a participant ceases to be one of our employees for any reason, the Company will issue a check to the former employee or his or her estate, within a reasonable time after termination, in the amount of all payroll deductions collected from the participant and not used to purchase shares as of the termination date.

Restriction on Transfer

Unless otherwise permitted by the Compensation Committee, shares purchased under the Plan may not be sold, transferred or otherwise disposed of for six months after the purchase period in which they were acquired. The right to acquire shares under the Plan is not transferable.

Amendment of the Plan

The Board may terminate the Plan at any time. No purchase period may begin after February 7, 2012. The Board may amend the Plan at any time, but no amendment may disqualify the Plan under Section 423 of the Code or Rule 16b-3 under the Securities Exchange Act of 1934, as amended, without shareholder approval. No amendment or termination will adversely affect any right to purchase shares that has been granted under the Plan without the consent of the participant.

Change in Control of the Company

If we are acquired or are otherwise involved in a change in control transaction in which the Company is the surviving entity, each participant will be entitled to receive, at the end of the purchase period, in lieu of the shares which the participant is otherwise entitled to receive, the consideration which the participant would have been entitled to receive pursuant to the terms of the applicable agreement at the time of the change in control transaction if the participant had been a holder of record of such shares. In addition, in the event of a change in control transaction, the Committee may terminate the purchase period as of the date of the change in control transaction and cause each participant to have his or her outstanding rights to acquire common shares under the Plan exercised as of the time immediately prior to the change in control transaction to the extent payroll deductions were made prior to such time. If a change in control transaction occurs in which the Company is not the surviving entity, the purchase period automatically will terminate as of the date of the change in control transaction and each participant’s outstanding rights to acquire common shares under the Plan will be exercised as of the time immediately prior to the change in control transaction to the extent payroll deductions were made prior to such time.

United States Federal Income Tax Consequences

The following is a general summary of the material United States federal income tax consequences to us and to participants in the Plan based on the Internal Revenue Code as currently in effect. This summary is necessarily general in nature and does not purport to be complete.

The Plan is intended to be an “employee stock purchase plan” as defined in Section 423 of the Internal Revenue Code. That section provides that a participant in the Plan will generally realize no taxable income as a result of the grant or exercise of rights to acquire common shares under the Plan. Amounts deducted from a participant’s compensation to purchase shares under the Plan are taxable income to participants in the year in which the amounts would otherwise have been received.

If the shares acquired under the Plan are sold by the participant more than two years after the grant of the applicable right (i.e., the beginning of the applicable offering period) and one year from the exercise date, the participant will recognize as ordinary income an amount equal to the lesser of (1) the amount by which the fair market value of the shares when purchased exceeds the purchase price (i.e., the discount below fair market value), or (2) the amount, if any, by which the fair market value of the shares at the time of the sale exceeds the purchase price. The participant’s tax basis in the shares purchased will increase by the amount recognized as ordinary compensation income and any further gain recognized on the sale will be treated as capital gain. We will not be entitled to a deduction for federal income tax purposes with respect to such sale.

However, if the shares acquired under the Plan are sold by the participant within two years after the grant of the applicable right or within one year of the exercise date, the participant will recognize ordinary income in the year of such sale, the amount of which generally will be the excess of the fair market value of the shares on the date the shares were purchased (i.e., the end of the applicable offering period) over the purchase price for those shares. The participant’s tax basis will increase by the amount recognized as compensation and any further gain or loss realized upon the sale will be capital gain or loss. In general, we will be entitled to a tax deduction for federal income tax purposes at the time of such sale in an amount equal to the ordinary compensation income recognized by the participant. However, if the participant is one of our five most highly compensated employees in the year of sale, no deduction will be available to us to the extent the participant’s total ordinary compensation income during that year exceeds $1 million.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte has acted as the Company’s independent registered public accounting firm to audit the financial statements of the Company and its consolidated subsidiaries since the Company’s inception, and acted as such in 2005. The Audit Committee has appointed Deloitte, an independent registered public accounting firm, to audit the Company’s 2006 consolidated financial statements. Representatives of Deloitte are expected to be present at the annual meeting and to be available to respond to appropriate questions. The representatives will also be provided an opportunity to make a statement, if they so desire.

Fees Paid to Independent Registered Public Accounting Firm

The following table provides a summary of the aggregate fees billed by Deloitte in 2005 and 2004:

	2005	2004

Audit fees(1)	$2,599,794	$675,482
Audit-related fees(2)	114,793	—
Tax fees(3)	124,356	123,571
All other fees(4)	242,830	333,658

Total fees	$3,081,773	$1,132,711

(1)	Audit fees were for professional services rendered for the audit of our consolidated financial statements and, for 2005, reviews of the interim consolidated financial statements included in quarterly reports and services that are normally provided by Deloitte in connection with statutory and regulatory filing engagements. The fees for 2005 include amounts for the services provided in connection with the Company’s 2005 initial public offering.

(2)	Audit-related fees were for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.” These services include subsidiary audits, agreed-upon procedures, and Sarbanes-Oxley Section 404 implementation assistance.

(3)	Tax fees were professional services for federal and state tax compliance, tax advice and tax planning.

(4)	All other fees were for services other than the services reported above. In 2005, and 2004, the services provided were employee compensation and benefits consulting, and personal income tax preparation and financial planning for executives. In 2005, these services also included business acquisition consulting.

The Audit Committee of the Board does not consider the provision of the services described above by Deloitte to be incompatible with the maintenance of Deloitte’s independence.

The Audit Committee has adopted a pre-approval policy for all audit and non-audit services pursuant to which it pre-approves all audit and non-audit services provided by the independent registered public accounting firm prior to the engagement with respect to such services. To the extent that an engagement for audit and/or non-audit services is needed by the Company between Audit Committee meetings, the Audit Committee chairman is authorized by the Audit Committee to approve the required engagement on its behalf.

After its formation in June, 2005, the Audit Committee approved 100% of the services performed by the above described services.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and ten percent owners to file reports of holdings and transactions in Company stock with the Securities and Exchange Commission. Based solely upon a review of Forms 3, 4 and 5 and amendments thereto and written representations furnished to the Company, the Company’s officers, directors and ten percent owners timely filed all required reports since the beginning of 2005 pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except Mr. Lee Stewart, who filed a late Form 3 disclosing no beneficial ownership.

SHAREHOLDER PROPOSALS AND COMMUNICATIONS

Shareholder Proposals

Any proposal by a shareholder of the Company to be considered for inclusion in the proxy statement for the 2007 annual meeting must be received by Daniel Oginsky, the secretary of the Company, by the close of business on December 11, 2006. Such proposals should be addressed to the Secretary at the Company’s principal executive offices and should satisfy the informational requirements applicable to shareholder proposals contained in the applicable rules of the Securities and Exchange Commission. If the date for the 2007 Annual Meeting is significantly different than the first anniversary of the 2006 Annual Meeting, Rule 14a-8 of the Securities and Exchange Commission provides for an adjustment to the notice period described above.

In addition to applicable rules of the Securities and Exchange Commission for inclusion of shareholder proposals in the Company’s proxy statement, the Company’s bylaws provide that, in order for a shareholder proposal to be properly brought before the 2007 Annual Meeting, written notice of such proposal or nomination, along with the information required by the bylaws, must be received by the Company at its principal executive offices no earlier than January 27, 2007 and no later than February 16, 2007. If the 2007 annual meeting date has been significantly advanced or delayed from the first anniversary of the date of the 2006 annual meeting, then in order to be brought properly before the 2007 annual meeting, notice of such proposal must be given within 10 days after the first public disclosure of the date of such meeting in accordance with the procedures set forth in the Company’s bylaws. The Company also expects the persons named as proxies for the 2007 annual meeting of shareholders to use their discretionary voting authority, to the extent permitted by law, with respect to any proposal presented at that meeting by a shareholder who does not provide the Company with written notice of such proposal during the period provided in the Company’s bylaws.

Nominees

Shareholders proposing director nominees at the 2007 annual meeting of shareholders must provide written notice of such intention, along with certain information regarding the proponent and the nominees as provided in the bylaws, to the secretary of the Company no earlier than January 27, 2007 and no later than February 16, 2007. If the 2007 annual meeting date has been significantly advanced or delayed from the first anniversary of the date of the 2006 annual meeting, then notice of such intention must be given within 10 days after the first public disclosure of the date of the annual meeting in accordance with the procedures set forth in the Company’s bylaws. With respect to an election to be held at a special meeting of shareholders, such notice must be given by the close of business on the seventh day following the date on which notice of such meeting is first given to shareholders. The Company may seek additional biographical and background information from any candidate that must be received on a timely basis to be considered by the corporate governance/nominating committee. The Nominating/Corporate Governance Committee’s policy is to review the qualifications of candidates submitted for nomination by shareholders and evaluate them using the same criteria used to evaluate candidates submitted by the Board for nomination.

Shareholder Communications With the Board

A shareholder who wishes to communicate directly with the Board of Directors or with an individual director should send the communication, addressed to the Board or the individual director, to the Company’s executive offices at the address shown on the first page of this proxy statement and the communication will be forwarded to the director or directors to whom it is addressed.

By Order of the Board of Directors,

Daniel J. Oginsky
Vice President, General Counsel and Secretary

Novi, Michigan
April 10, 2006

ANNEX A

ITC HOLDINGS CORP.

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
CHARTER

I.	PURPOSE

The Audit Committee (the “Committee”) shall:

A. Provide assistance to the Board of Directors in fulfilling its responsibility to the Company, stockholders, potential stockholders and investment community with respect to its oversight of:

(i) The quality and integrity of the Company’s financial statements;

(ii) The Company’s compliance with legal and regulatory requirements;

(iii) The independent auditor’s qualifications and independence; and

(iv) The performance of the Company’s internal audit function and independent auditors.

B. Prepare the report that Securities and Exchange Commission (“SEC”) rules require be included in the Company’s annual proxy statement.

II.	STRUCTURE AND OPERATIONS

Composition and Qualifications

The Committee shall be comprised of three or more members of the Board of Directors, each of whom is determined by the Board of Directors to be “independent” under the rules of the New York Stock Exchange, Inc. and the Sarbanes-Oxley Act; provided that (i) for up to 90 days from the date of the effectiveness of a registration statement for an initial public offering of securities to be listed by the Company on a national securities exchange or national securities association (the “Registration Date”), the Committee shall be permitted to have only one independent director and (ii) for up to one year from the Registration Date, the Committee shall be permitted to have only a majority of independent directors.

No member of the Committee may serve on the audit committee of more than three public companies, including the Company, unless the Board of Directors (i) determines that such simultaneous service would not impair the ability of such member to effectively serve on the Committee and (ii) discloses such determination in the annual proxy statement.

All members of the Committee shall have a working familiarity with basic finance and accounting practices (or acquire such familiarity within a reasonable period after his or her appointment) and at least one member must be a “financial expert” under the requirements of the Sarbanes-Oxley Act of 2002. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or by an outside consultant.

No member of the Committee shall receive compensation other than (i) director’s fees for service as a director of the Company, including reasonable compensation for serving on the Committee and regular benefits that other directors receive and (ii) a pension or similar compensation for past performance, provided that such compensation is not conditioned on continued or future service to the Company.

Appointment and Removal

The members of the Committee shall be appointed by the Board of Directors and shall serve until such member’s successor is duly elected and qualified or until such member’s earlier resignation or removal. The members of the Committee may be removed, with or without cause, by a majority vote of the Board of Directors.

Chairperson

Unless a Chairperson is elected by the full Board of Directors, the members of the Committee shall designate a Chairperson by the majority vote of the full Committee membership. The Chairperson shall be entitled to cast a vote to resolve any ties. The Chairperson will chair all regular sessions of the Committee and set the agendas for Committee meetings.

III.	MEETINGS

The Committee shall meet at least quarterly, or more frequently as circumstances dictate. As part of its goal to foster open communication, the Committee shall periodically meet separately with each of management, the director of the internal auditing department and the independent auditors to discuss any matters that the Committee or each of these groups believe would be appropriate to discuss privately. In addition, the Committee should meet with the independent auditors and management quarterly to review the Company’s financial statements in a manner consistent with that outlined in Section IV of this Charter. The Chairperson of the Board or any member of the Committee may call meetings of the Committee. All meetings of the Committee may be held telephonically.

All non-management directors that are not members of the Committee may attend meetings of the Committee but may not vote. Additionally, the Committee may invite to its meetings any director, management of the Company and such other persons as it deems appropriate in order to carry out its responsibilities. The Committee may also exclude from its meetings any persons it deems appropriate in order to carry out its responsibilities.

IV.	RESPONSIBILITIES AND DUTIES

The following functions shall be the common recurring activities of the Committee in carrying out its responsibilities outlined in Section I of this Charter. These functions should serve as a guide with the understanding that the Committee may carry out additional functions and adopt additional policies and procedures as may be appropriate in light of changing business, legislative, regulatory, legal or other conditions. The Committee shall also carry out any other responsibilities and duties delegated to it by the Board of Directors from time to time related to the purposes of the Committee outlined in Section I of this Charter.

The Committee, in discharging its oversight role, is empowered to study or investigate any matter of interest or concern that the Committee deems appropriate. In this regard, the Committee shall have the authority to retain outside legal, accounting or other advisors for this purpose, including the authority to approve the fees payable to such advisors and any other terms of retention.

The Committee shall be given full access to the Company’s internal audit group, Board of Directors, corporate executives and independent auditors as necessary to carry out these responsibilities. While acting within the scope of its stated purpose, the Committee shall have all the authority of the Board of Directors.

Notwithstanding the foregoing, the Committee is not responsible for certifying the Company’s financial statements or guaranteeing the auditors’ report. The fundamental responsibility for the Company’s financial statements and disclosures rests with management and the independent auditors.

Documents/Reports Review

1. Review with management and the independent auditors prior to public dissemination the Company’s annual audited financial statements and quarterly financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and a discussion with the independent auditors of the matters required to be discussed by Statement of Auditing Standards No. 61.

2. Review and discuss with management and the independent auditors the Company’s earnings press releases (paying particular attention to the use of any “pro forma” or “adjusted” non-GAAP information), as well as financial information and earnings guidance provided to analysts and rating agencies. The Committee’s discussion in this regard may be general in nature (i.e., discussion of the types of information to be disclosed and the type of presentation to be made) and need not take place in advance of each earnings release or each instance in which the Company may provide earnings guidance.

3. Perform any functions required to be performed by it or otherwise appropriate under applicable law, rules or regulations, the Company’s by-laws and the resolutions or other directives of the Board of Directors, including review of any certification required to be reviewed in accordance with applicable law or regulations of the SEC.

Independent Auditors

4. Retain and terminate independent auditors and approve all audit engagement fees and terms.

5. Inform each registered public accounting firm performing work for the Company that such firm shall report directly to the Committee.

6. Oversee the work of any registered public accounting firm employed by the Company, including the resolution of any disagreement between management and the auditor regarding financial reporting, for the purpose of preparing or issuing an audit report or related work.

7. Approve in advance any significant audit or non-audit engagement or relationship between the Company and the independent auditors, other than “prohibited non-auditing services”.

The following shall be “prohibited non-auditing services”: (i) bookkeeping or other services related to the accounting records or financial statements of the audit client; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, providing fairness opinions or preparing contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service that the Public Company Accounting Oversight Board prohibits through regulation.

Notwithstanding the foregoing, pre-approval is not necessary for minor audit services if: (i) the aggregate amount of all such non-audit services provided to the Company constitutes not more than 5% of the total amount of revenues paid by the Company to its auditor during the fiscal year in which the non-audit services are provided; (ii) such services were not recognized by the Company at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee who are members of the Board of Directors to whom authority to grant such approvals has been delegated by the Committee. The Committee may delegate to one or more of its members the authority to approve in advance all significant audit or non- audit services to be provided by the independent auditors so long as it is presented to the full Committee at a later time.

8. Review, at least annually, the qualifications, performance and independence of the independent auditors. In conducting its review and evaluation, the Committee should:

(a) Obtain and review a report by the Company’s independent auditor describing: (i) the auditing firm’s internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditing firm, and any steps taken to deal with any such issues; and (iii) to assess the auditor’s independence, all relationships between the independent auditor and the Company;

(b) Ensure the rotation of the lead audit partner at least every five years, and consider whether there should be regular rotation of the audit firm itself;

(c) Confirm with any independent auditor retained to provide audit services for any fiscal year that the lead (or coordinating) audit partner (having primary responsibility for the audit), or the audit partner responsible for reviewing the audit, has not performed audit services for the Company in each of the five previous fiscal years of the Company; and

(d) Take into account the opinions of management and the Company’s internal auditors (or other personnel responsible for the internal audit function).

Financial Reporting Process

9. In consultation with the independent auditors, management and the internal auditors, review the integrity of the Company’s financial reporting processes, both internal and external. In that connection, the Committee should obtain and discuss with management and the independent auditors reports from management and the independent auditor regarding: (i) all critical accounting policies and practices to be used by the Company; (ii) analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including all alternative treatments of financial information within generally accepted accounting principles that have been discussed with the Company’s management, the ramifications of the use of the alternative disclosures and treatments, and the treatment preferred by the independent auditors; (iii) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles; (iv) major issues as to the adequacy of the Company’s internal controls and any specific audit steps adopted in light of material control deficiencies; and (v) any other material written communications between the independent auditors and the Company’s management.

10. Review periodically the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

11. Review with the independent auditors (i) any audit problems or other difficulties encountered by the auditors in the course of the audit process, including any restrictions on the scope of the independent auditors’ activities or on access to requested information, and any significant disagreements with management; and (ii) management’s responses to such matters. Without excluding other possibilities, the Committee may wish to review with the independent auditors (i) any accounting adjustments that were noted or proposed by the auditors but were “passed” (as immaterial or otherwise), (ii) any communications between the audit team and the audit firm’s national office respecting auditing or accounting issues presented by the engagement and (iii) any “management” or “internal control” letter issued, or proposed to be issued, by the independent auditors to the Company.

12. Review and discuss with the independent auditors the responsibilities, budget and staffing of the Company’s internal audit function.

Legal Compliance/General

13. Review periodically, with the Company’s counsel, any legal matter that could have a significant impact on the Company’s financial statements.

14. Discuss with management and the independent auditors the Company’s guidelines and policies with respect to risk assessment and risk management. The Committee should discuss the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

15. Set clear hiring policies for employees or former employees of the independent auditors. At a minimum, these policies should provide that any registered public accounting firm may not provided audit services to the Company if the Chief Executive Officer, President, Controller, Chief Financial Officer, Chief Accounting Officer or any person serving in an equivalent capacity for the Company was employed by the registered public accounting firm and participated in the audit of the Company within one year of the initiation of the current audit.

16. Establish procedures for: (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

Reports

17. Prepare all reports required to be included in the Company’s proxy statement, pursuant to and in accordance with applicable rules and regulations of the SEC.

18. Report regularly to the full Board of Directors including:

(i) with respect to any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent auditors or the performance of the internal audit function;

(ii) following all meetings of the Committee; and

(iii) with respect to such other matters as are relevant to the Committee’s discharge of its responsibilities.

The Committee shall provide such recommendations as the Committee may deem appropriate. The report to the Board of Directors may take the form of an oral report by the Chairperson or any other member of the Committee designated by the Committee to make such report.

19. Maintain minutes or other records of meetings and activities of the Committee.

V.	ANNUAL PERFORMANCE EVALUATION

The Committee shall perform a review and evaluation, at least annually, of the performance of the Committee and its members, including by reviewing the compliance of the Committee with this Charter. In addition, the Committee shall review and reassess, at least annually, the adequacy of this Charter and recommend to the Board of Directors any improvements to this Charter that the Committee considers necessary or valuable. The Committee shall conduct such evaluations and reviews in such manner as it deems appropriate.

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                    ITC Holdings Corp.

MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6

000004
Least Address Line
000000000.000 ext
000000000.000 ext
000000000.000 ext
000000000.000 ext
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☐	Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card

A	Election of Directors
This proxy when executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR the nominees in proposal 1, FOR Proposal 2 and FOR Proposal 3. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSALS AND NOMINEES:
1.	Election of Directors

	For	Withhold
01 — Lewis M. Eisenberg	☐	☐

02 — Joseph L. Welch	☐	☐

03 — Edward G. Jepsen	☐	☐

04 — Lee C. Stewart	☐	☐

B	Issues

		For	Against	Abstain
2.	Approval of the 2006 Long-Term Incentive Plan.	☐	☐	☐	Mark this box with an X if you have made comments below. ☐

3.	Approval of the Employee Stock Purchase Plan.	☐	☐	☐

Mark this box with an X if you plan to attend the Annual Meeting.		☐	☐	☐

C	Authorized Signatures — Sign Here — This section must be completed for your instructions to be executed.
Please date and sign exactly as name appears herein. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box	Date (mm/dd/yyyy)
/ /

Proxy — ITC Holdings Corp.

Proxy Solicited by Board of Directors
for the Annual Meeting of Shareholders — May 17, 2006
The undersigned hereby appoints Edward M. Rahill or Daniel J. Oginsky, or either of them acting in the absence of the other, with power of substitution, attorneys and proxies, for and in the name and place of the undersigned, to vote the number of shares of Common Stock that the undersigned would be entitled to vote if then personally present at the Annual Meeting of Shareholders of ITC Holdings Corp., to be held at the Embassy Suites Hotel, 19525 Victor Parkway, Livonia, Michigan on Wednesday, May 17, 2006, at 9:00 a.m., Eastern time, and any adjournments or postponements thereof, upon the matters set forth in the Notice of Annual Meeting and Proxy Statement dated April 10, 2006 (receipt of which is hereby acknowledged) as designated on the reverse side, and in their discretion, the proxies are authorized to vote upon such other business as may come before the meeting, including the election of any person to the Board of Directors where a nominee named in the Proxy Statement dated April 10, 2006 is unable to serve or, for good cause, will not serve. The undersigned ratifies that the proxies or either of them or their substitutes may lawfully do or cause to be done by virtue hereof and revokes all former proxies.
PLEASE VOTE, DATE AND SIGN THIS PROXY ON THE REVERSE SIDE AND RETURN IN THE ENCLOSED ENVELOPE.
(Continued and to be voted on reverse side.)

ITC HOLDINGS CORP.
2006 LONG TERM INCENTIVE PLAN
(Effective               , 2006)

I. GENERAL PROVISIONS	1

1.1 Establishment	1
1.2 Purpose	1
1.3 Plan Duration	1
1.4 Definitions	1
1.5 Administration	7
1.6 Participants	7
1.7 Stock	7
1.8 Repricing	8

II. STOCK OPTIONS	9

2.1 Grant of Options	9
2.2 Incentive Stock Options	9
2.3 Option Price	9
2.4 Payment for Option Shares	10

III. STOCK APPRECIATION RIGHTS	10

3.1 Grant of Stock Appreciation Rights	10
3.2 Exercise Price	10
3.3 Exercise of Stock Appreciation Rights	11
3.4 Stock Appreciation Right Payment	11
3.5 Maximum Stock Appreciation Right Amount Per Share	11

IV. RESTRICTED STOCK AND UNITS	11

4.1 Grant of Restricted Stock and Restricted Stock Units	11
4.2 Restricted Stock Agreement	11
4.3 Transferability	11
4.4 Other Restrictions	11
4.5 Voting Rights	12
4.6 Dividends and Dividend Equivalents	12
4.7 Settlement of Restricted Stock Units	12

V. PERFORMANCE AWARDS	13

5.1 Grant of Performance Awards	13
5.2 Terms of Performance Awards	13

VI. ANNUAL INCENTIVE AWARDS	14

6.1 Grant of Annual Incentive Awards	14
6.2 Payment of Annual Incentive Awards	14

VII. CODE SECTION 162(m) PERFORMANCE MEASURE AWARDS	15

7.1 Awards Granted Under Code Section 162(m)	15
7.2 Attainment of Code Section 162(m) Goals	15
7.3 Individual Participant Limitations	16

VIII. TERMINATION OF EMPLOYMENT OR SERVICES	16

8.1 Options and Stock Appreciation Rights	16
8.2 Restricted Stock and Restricted Stock Units	17
8.3 Performance Awards	17
8.4 Annual Incentive Awards	18
8.5 Other Provisions	18

IX. ADJUSTMENTS AND CHANGE IN CONTROL	18

9.1 Adjustments	18
9.2 Change in Control	19

X. MISCELLANEOUS	20

10.1 Partial Exercise/Fractional Shares	20
10.2 Rights Prior to Issuance of Shares	20
10.3 Non-Assignability; Certificate Legend; Removal	20
10.4 Securities Laws	21
10.5 Withholding Taxes	22
10.6 Termination and Amendment	22
10.7 Code Section 409A	22
10.8 Effect on Employment or Services	23
10.9 Use of Proceeds	23
10.10 Severability	23
10.11 Beneficiary Designation	23
10.12 Unfunded Obligation	24
10.13 Approval of Plan	24
10.14 Governing Law	24

ITC HOLDINGS CORP.
2006 LONG TERM INCENTIVE PLAN
(Effective May 17, 2006)
     I. GENERAL PROVISIONS
     1.1 Establishment. On February 8, 2006, the Board of Directors (“Board”) of ITC Holdings Corp. (“Corporation”) adopted the ITC Holdings Corp. 2006 Long Term Incentive Plan (“Plan”), subject to the approval of shareholders at the Corporation’s annual meeting of shareholders on May 17, 2006.
     1.2 Purpose. The purpose of the Plan is to (a) promote the best interests of the Corporation and its shareholders by encouraging Employees, Non-Employee Directors, and Consultants of the Corporation and its Subsidiaries to acquire an ownership interest in the Corporation by granting stock-based Awards, thus aligning their interests with those of shareholders, and (b) enhance the ability of the Corporation to attract, motivate and retain qualified Employees, Non-Employee Directors and Consultants. It is the further purpose of the Plan to authorize certain Awards that will constitute performance based compensation, as described in Code Section 162(m) and Treasury regulations promulgated thereunder.
     1.3 Plan Duration. Subject to shareholder approval, the Plan shall become effective on May 17, 2006 and shall continue in effect until its termination by the Board; provided, however, that no new Awards may be granted on or after February 7, 2012.
     1.4 Definitions. As used in this Plan, the following terms have the meaning described below:
     (a) “Agreement” means the written document that sets forth the terms of a Participant’s Award.
     (b) “Annual Incentive Award” means an Award that is granted in accordance with Article VI.
     (c) “Award” means any form of Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, Annual Incentive Award or other incentive award granted under the Plan.
     (d) “Board” means the Board of Directors of the Corporation.
     (e) “Change in Control” means the occurrence of any of the following events:
     (i) If any one person, or more than one person acting as a group (as defined in Code Section 409A and IRS guidance issued thereunder), acquires ownership of Common Stock of the Corporation that, together with stock held by such person or group, constitutes more than fifty (50) percent of the total fair market value or total voting power of the Common Stock of the Corporation. However, if any one person or more than one person acting as a group, is considered to own more than fifty (50) percent of the total fair market value or total voting power of the Common Stock of the Corporation, the acquisition of additional stock by the same person or persons is not considered to cause a Change in Control, or to cause a change in the effective control of the Corporation (within the meaning of Code Section 409A and IRS guidance issued thereunder). An increase in the percentage of Common Stock owned by any one person, or persons acting as a group, as a result of a transaction in which the Corporation acquires its stock in exchange for property shall be treated as an acquisition of stock for purposes of this Section. This paragraph applies only when there is a transfer of stock of the Corporation (or issuance of stock of the Corporation) and stock in such Corporation remains outstanding after the transaction.
     (ii) If any one person, or more than one person acting as a group (as determined in accordance with Code Section 409A and IRS guidance thereunder), acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of Common Stock of the Corporation possessing thirty-five (35) percent or more of the total voting power of the Common Stock of the Corporation; or
     (iii) If a majority of members on the Corporation’s Board is replaced during any 12-month period by Directors whose appointment or election is not endorsed by a majority of the members of the Corporation’s Board prior to the date of the appointment or election (provided that for purposes of this paragraph, the term Corporation refers solely to the “relevant” Corporation, as defined in Code Section 409A and IRS guidance issued thereunder), for which no other Corporation is a majority shareholder.
     (iv) If there is a change in the ownership of a substantial portion of the Corporation’s assets, which shall occur on the date that any one person, or more than one person acting as a group (within the meaning of Code Section 409A and IRS guidance issued thereunder) acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Corporation that have a total gross fair market value equal to or more than forty (40) percent of the total gross fair market value of all of the assets of the Corporation immediately prior to such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of the Corporation, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.
     (f) “Code” means the Internal Revenue Code of 1986, as amended.
     (g) “Committee” means the Compensation Committee of the Board, or any other committee or sub-committee of the Board, designated by the Board from time to time, comprised solely of two or more Directors who are “Non-Employee Directors,” as defined in Rule 16b-3 of the Exchange Act, “Outside Directors” as defined in Code Section 162(m) and Treasury regulations thereunder, and “Independent Directors” for purposes of the rules and regulations of the Stock Exchange. However, the fact that a Committee member shall fail to qualify under any of these requirements shall not invalidate any Award made by the Committee, if the Award is otherwise validly made under the Plan. The members of the Committee shall be appointed by, and may be changed at any time and from time to time, at the discretion of the Board.
     (h) “Common Stock” means shares of the Corporation’s authorized common stock.

     (i) “Consultant” means a consultant or advisor (other than as an Employee or member of the Board) to the Corporation or a Subsidiary; provided that such person (1) renders bona fide services that are not in connection with the offer and sale of the Corporation’s securities in a capital-raising transaction, and (2) does not promote or maintain a market for the Corporation’s securities.
     (j) “Corporation” means ITC Holdings Corp., a Michigan corporation.
     (k) “Director” means an individual who has been elected or appointed to serve as a Director of the Corporation.
     (l) “Disability” means total and permanent disability, as defined in Code Section 22(e); provided, however, that for purposes of a Code Section 409A distribution event, “disability” shall be defined under Code Section 409A and IRS guidance issued thereunder.
     (m) “Dividend Equivalent” means a credit, made at the discretion of the Committee or as otherwise provided by the Plan, to the account of a Participant in an amount equal to the cash dividend paid on one share of Common Stock for each share of Common Stock represented by an Award held by such Participant. Dividend Equivalents shall not be paid on Option or Stock Appreciation Right Awards.
     (n) “Employee” means an individual who has an “employment relationship” with the Corporation or a Subsidiary, as defined in Treasury Regulation 1.421 7(h), and the term “employment” means employment with the Corporation, or a Subsidiary of the Corporation.
     (o) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.
     (p) “Fair Market Value” means for purposes of determining the value of Common Stock on the Grant Date, the closing price of the Common Stock on the Stock Exchange for the Grant Date. In the event that there are no Common Stock transactions on such date, the Fair Market Value shall be determined as of the immediately preceding date on which there were Common Stock transactions. Unless otherwise specified in the Plan, “Fair Market Value” for purposes of determining the value of Common Stock on the date of exercise means the closing price of the Common Stock on the Stock Exchange for the last date preceding the exercise on which there were Common Stock transactions.
     (q) “Grant Date” means the date on which the Committee authorizes an Award, or such later date as shall be designated by the Committee.
     (r) “Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422 of the Code.
     (s) “Nonqualified Stock Option” means an Option that is not an Incentive Stock Option.
     (t) “Option” means either an Incentive Stock Option or a Nonqualified Stock Option.
     (u) “Participant” means an Employee (including an Employee who is a Director), Director or Consultant, who is designated by the Committee to participate in the Plan.

     (v) “Performance Award” means any Award of Performance Shares or Performance Units granted pursuant to Article V.
     (w) “Performance Measures” means the measures of performance of the Corporation and its Subsidiaries used to determine a Participant’s entitlement to an Award under the Plan. Such performance measures shall have the same meanings as used in the Corporation’s financial statements, or, if such terms are not used in the Corporation’s financial statements, they shall have the meaning applied pursuant to generally accepted accounting principles, or as used generally in the Corporation’s industry. Performance Measures shall be calculated with respect to the Corporation and each Subsidiary consolidated therewith for financial reporting purposes or such division or other business unit as may be selected by the Committee. For purposes of the Plan, the Performance Measures shall be calculated in accordance with generally accepted accounting principles, but, unless otherwise determined by the Committee, prior to the accrual or payment of any Award under this Plan for the same performance period and excluding the effect (whether positive or negative) of any change in accounting standards or any extraordinary, unusual or nonrecurring item, as determined by the Committee, occurring after the establishment of the performance goals. Performance Measures shall be one or more of the following, or a combination of any of the following, on an absolute or peer group comparison, as determined by the Committee:
—	earnings (as measured by net income, operating income, operating income before interest, EBIT, EBITA, EBITDA, pre-tax income, or cash earnings, or earnings as adjusted by excluding one or more components of earnings, including each of the above on a per share and/or segment basis);

—	sales/net sales;

—	return on net sales (as measured by net income, operating income, operating income before interest, EBIT, EBITA, EBITDA, pre-tax income, operating cash flow or cash earnings as a percentage of net sales);

—	sales growth;

—	cash flow;

—	operating cash flow;

—	free cash flow;

—	discounted cash flow;

—	working capital;

—	market capitalization;

—	cash return on investment — CRI;

—	return on capital;

—	return on cost of capital;

—	shareholder value;

—	return on equity;

—	total shareholder return;

—	return on investment;

—	economic value added;

—	return on assets/net assets;

—	stock trading multiples (as measured vs. investment, net income, operating income, operating income before interest, EBIT, EBITA, EBITDA, pre-tax income, cash earnings or operating cash flow);

—	stock price;

—	attainment of strategic or operational initiatives;

—	achievement of operational goals, including but not limited to safety records, outage frequencies, and capital and maintenance projects.
     (x) “Performance Share” means any grant pursuant to Article V and Section 5.2(b)(i).
     (y) “Performance Unit” means any grant pursuant to Article V and Section 5.2(b)(ii).
     (z) “Plan” means the ITC Holdings Corp. 2006 Long Term Incentive Plan, the terms of which are set forth herein, and any amendments thereto.
     (aa) “Restriction Period” means the period of time during which a Participant’s Restricted Stock or Restricted Stock Unit is subject to restrictions and is nontransferable.
     (bb) “Restricted Stock” means Common Stock granted pursuant to Article IV that is subject to a Restriction Period.
     (cc) “Restricted Stock Unit” means a right granted pursuant to Article IV to receive Restricted Stock or an equivalent value in cash.
     (dd) “Securities Act” means the Securities Act of 1933, as amended.
     (ee) “Stock Appreciation Right” means the right to receive a cash or Common Stock payment from the Corporation, in accordance with Article III of the Plan.
     (ff) “Stock Exchange” means the principal national securities exchange on which the Common Stock is listed for trading, or, if the Common Stock is not listed for trading on a national securities exchange, such other recognized trading market or quotation system upon which the largest number of shares of Common Stock has been traded in the aggregate during the last 20 days before a Grant Date, or date on which an Option is exercised, whichever is applicable.

     (gg) “Subsidiary” means a corporation or other entity defined in Code Section 424(f).
     (hh) “Substitute Awards” shall mean Awards granted or shares issued by the Corporation in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, by a company acquired by the Corporation or any Subsidiary or with which the Corporation or any Subsidiary combines.
     (ii) “Vested” or “Vesting” means the extent to which an Award granted or issued hereunder has become exercisable or any applicable Restriction Period has terminated in accordance with the Plan and the terms of any respective Agreement pursuant to which such Award was granted or issued.
     1.5 Administration.
     (a) The Plan shall be administered by the Committee. The Committee shall interpret the Plan, prescribe, amend, and rescind rules and regulations relating to the Plan, and make all other determinations necessary or advisable for its administration. The decision of the Committee on any question concerning the interpretation of the Plan or its administration with respect to any Award granted under the Plan shall be final and binding upon all Participants. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award hereunder.
     (b) In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, but, in the case of Awards designated as Awards under Code Section 162(m), subject to the requirements of Code Section 162(m), the Committee shall have the full and final power and authority, in its discretion to:
     (i) amend, modify, or cancel any Award, or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto;
     (ii) subject to Code Section 409A, accelerate, continue, or defer the exercisability or Vesting of any Award or any shares acquired pursuant thereto;
     (iii) authorize, in conjunction with any applicable deferred compensation plan of the Corporation, that the receipt of cash or Common Stock subject to any Award under this Plan may be deferred under the terms and conditions of such deferred compensation plan;
     (iv) determine the terms and conditions of Awards granted to Participants; and
     (v) establish such other Awards, besides those specifically enumerated in the Plan, which the Committee determines are consistent with the Plan’s purposes.
     1.6 Participants. Participants in the Plan shall be such Employees (including Employees who are Directors), Directors and Consultants of the Corporation and its Subsidiaries as the Committee in its sole discretion may select from time to time. The Committee may grant Awards to an individual upon the condition that the individual become an Employee, Director or Consultant of the Corporation or of a Subsidiary, provided that the Award shall be deemed to be granted only on the date that the individual becomes an Employee, Director or Consultants, as applicable.

     1.7 Stock.
     (a) The Corporation has reserved 1.75 million (1,750,000) shares of the Corporation’s Common Stock for issuance pursuant to stock-based Awards, one million (1,000,000) of which has been transferred from the Amended and Restated 2003 Stock Purchase and Option Plan for Key Employees of ITC Holdings Corp. and Its Subsidiaries. Up to one million four hundred thousand (1,400,000) of the reserved shares may be granted as Incentive Stock Options under the Plan. All provisions in this Section 1.7 shall be adjusted, as applicable, in accordance with Article IX.
     (b) Each share of Common Stock subject to an Award other than (1) an Option; (2) a Stock Appreciation Right; (3) an Award under which the Corporation receives monetary consideration equal to the Fair Market Value of the shares subject to the Award; or (4) a Common Stock-based Award based on appreciation in the Fair Market Value of the Common Stock, shall be counted against the aggregate reserved share limit in paragraph (a) above, as two (2) shares instead of one (1).
     (c) If any shares subject to an Award are forfeited, cancelled, expire or otherwise terminate without issuance of such shares, or any Award is settled for cash or otherwise does not result in the issuance of all or a portion of the shares subject to such Award, the shares shall, to the extent of such forfeiture, cancellation, expiration, termination, cash settlement or non-issuance, again be available for Awards under the Plan.
     (d) In the event that (i) any Option or other Award granted hereunder is exercised through the tendering of shares or by the withholding of shares by the Corporation, or (ii) withholding tax liabilities arising from such Option or other Award are satisfied by the tendering of shares or by the withholding of shares by the Corporation, then only the number of shares issued net of the shares tendered or withheld shall be counted for purposes of determining the maximum number of shares available for issuance under the Plan.
     (e) Substitute Awards shall not reduce the shares reserved for issuance under the Plan or authorized for grant to a Participant in any fiscal year. Additionally, in the event that a company acquired by the Corporation or any Subsidiary or with which the Corporation or any Subsidiary combines has shares available under a pre-existing plan approved by shareholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for issuance under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors or an affiliate of the Corporation or its Subsidiaries prior to such acquisition or combination.
     1.8 Repricing. Without the affirmative vote of holders of a majority of the shares of Common Stock cast in person or by proxy at a meeting of the shareholders of the Corporation at which a quorum representing a majority of all outstanding shares is present or represented by proxy, neither the Board nor the Committee shall approve a program providing for either (a) the cancellation of outstanding Options and/or Stock Appreciation Rights and the grant in substitution therefore of any new

Awards under the Plan having a lower exercise price than the Fair Market Value of the underlying Common Stock on the original Grant Date, or (b) the amendment of outstanding Options and/or Stock Appreciation Rights to reduce the exercise price thereof below the Fair Market Value of the underlying Common Stock on the original Grant Date. This Section shall not be construed to apply to “issuing or assuming a stock option in a transaction to which section 424(a) applies,” within the meaning of Section 424 of the Code.
     II. STOCK OPTIONS
     2.1 Grant of Options. The Committee, at any time and from time to time, subject to the terms and conditions of the Plan, may grant Options to such Participants and for such number of shares of Common Stock as it shall designate. Any Participant may hold more than one Option under the Plan and any other plan of the Corporation or Subsidiary. The Committee shall determine the general terms and conditions of exercise, which shall be set forth in a Participant’s Agreement. No Option granted hereunder may be exercised after the tenth anniversary of the Grant Date. The Committee may designate any Option granted as either an Incentive Stock Option or a Nonqualified Stock Option, or the Committee may designate a portion of an Option as an Incentive Stock Option or a Nonqualified Stock Option. Unless otherwise provided in a Participant’s Agreement, Options are intended to satisfy the requirements of Code Section 162(m) and the regulations promulgated thereunder, to the extent applicable.
     2.2 Incentive Stock Options. Any Option intended to constitute an Incentive Stock Option shall comply with the requirements of this Section 2.2. An Incentive Stock Option only may be granted to an Employee. No Incentive Stock Option shall be granted with an exercise price below the Fair Market Value of Common Stock on the Grant Date nor with an exercise term that extends beyond ten (10) years from the Grant Date. An Incentive Stock Option shall not be granted to any Participant who owns (within the meaning of Code Section 424(d)) stock of the Corporation or any Subsidiary possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or a Subsidiary unless, at the Grant Date, the exercise price for the Option is at least 110% of the Fair Market Value of the shares subject to the Option and the Option, by its terms, is not exercisable more than five (5) years after the Grant Date. The aggregate Fair Market Value of the underlying Common Stock (determined at the Grant Date) as to which Incentive Stock Options granted under the Plan (including a plan of a Subsidiary) may first be exercised by a Participant in any one calendar year shall not exceed $100,000. To the extent that an Option intended to constitute an Incentive Stock Option shall violate the foregoing $100,000 limitation (or any other limitation set forth in Code Section 422), the portion of the Option that exceeds the $100,000 limitation (or violates any other Code Section 422 limitation) shall be deemed to constitute a Nonqualified Stock Option.
     2.3 Option Price. The Committee shall determine the per share exercise price for each Option granted under the Plan. No Option may be granted with an exercise price below 100% of the Fair Market Value of Common Stock on the Grant Date.
     2.4 Payment for Option Shares.
     (a) The purchase price for shares of Common Stock to be acquired upon exercise of an Option granted hereunder shall be paid in full in cash or by personal check, bank draft or money order at the time of exercise; provided, however, that in lieu of such form of payment, unless otherwise provided in a Participant’s Agreement, payment may be made by (i) delivery to the Corporation of outstanding shares of Common Stock that have been held at least six (6) months, on such terms and conditions as may be specified in the Participant’s Agreement; (ii) by delivery to the Corporation of a properly executed exercise notice, acceptable to the Corporation, together with irrevocable instructions to the Participant’s broker to deliver to the Corporation sufficient cash to pay the exercise price and any applicable income and employment withholding taxes, in accordance with a written agreement between the Corporation and the brokerage firm; (iii) delivery of other consideration approved by the Committee having a Fair Market Value on the exercise date equal to the total purchase price; (iv) other means determined by the Committee; or (v) any combination of the foregoing. Shares of Common Stock surrendered upon exercise shall be valued at the Stock Exchange closing price for the Corporation’s Common Stock on the day prior to exercise, and the shares shall be surrendered to the Corporation.
     (b) Notwithstanding the foregoing, an Option may not be exercised by delivery to or withholding by the Corporation of shares of Common Stock to the extent that such delivery or withholding (i) would constitute a violation of the provisions of any law or regulation (including the Sarbanes-Oxley Act of 2002), or (ii) if there is a substantial likelihood that the use of such form of payment would result in adverse accounting treatment to the Corporation under generally accepted accounting principles. Until a Participant has been issued a certificate or certificates for the shares of Common Stock so purchased (or the book entry representing such shares has been made and such shares have been deposited with the appropriate registered book-entry custodian), he or she shall possess no rights as a record holder with respect to any such shares.
     III. STOCK APPRECIATION RIGHTS
     3.1 Grant of Stock Appreciation Rights. Stock Appreciation Rights may be granted, held and exercised in such form and upon such general terms and conditions as determined by the Committee on an individual basis. A Stock Appreciation Right may be granted to a Participant with respect to such number of shares of Common Stock of the Corporation as the Committee may determine. Unless otherwise provided in a Participant’s Agreement, Stock Appreciation Rights are intended to satisfy the requirements of Code Section 162(m) and the regulations promulgated thereunder, to the extent applicable. No Stock Appreciation Right shall be granted with an exercise term that extends beyond ten (10) years from the Grant Date.
     3.2 Exercise Price. The Committee shall determine the per share exercise price for each Stock Appreciation Right granted under the Plan; provided, however, that the exercise price of a Stock Appreciation Right shall not be less than 100% of the Fair Market Value of the shares of Common Stock covered by the Stock Appreciation Right on the Grant Date.
     3.3 Exercise of Stock Appreciation Rights. A Stock Appreciation Right shall be deemed exercised upon receipt by the Corporation of written notice of exercise from the Participant. The Committee shall specify in a Participant’s Agreement whether payment shall be made in cash or shares of Common Stock, or any combination thereof.
     3.4 Stock Appreciation Right Payment. Upon exercise of a Stock Appreciation Right, a Participant shall be entitled to payment from the Corporation, in cash, shares, or partly in each (as determined by the Committee in accordance with any applicable terms of the Agreement), of an amount equal to the difference between (i) the aggregate Fair Market Value on the exercise date for the specified number of shares being exercised, and (ii) the aggregate exercise price for the specified number of shares being exercised.
     3.5 Maximum Stock Appreciation Right Amount Per Share. The Committee may, at its sole discretion, establish (at the time of grant) a maximum amount per share which shall be payable upon the exercise of a Stock Appreciation Right, expressed as a dollar amount.
     IV. RESTRICTED STOCK AND UNITS
     4.1 Grant of Restricted Stock and Restricted Stock Units. Subject to the terms and conditions of the Plan, the Committee, at any time and from time to time, may grant shares of Restricted Stock and Restricted Stock Units under the Plan to such Participants and in such amounts as it shall determine.
     4.2 Restricted Stock Agreement. Each grant of Restricted Stock or Restricted Stock Units shall be evidenced by an Agreement that shall specify the terms of the restrictions, including the Restriction Period, or periods, the number of Common Stock shares subject to the grant, or units, the purchase price for the shares of Restricted Stock, if any, the form of consideration that may be used to pay the purchase price of the Restricted Stock, including those specified in Section 2.4, and such other general terms and conditions, including performance goals, as the Committee shall determine.
     4.3 Transferability. Except as provided in this Article IV and Section 10.3 of the Plan, the shares of Common Stock subject to an Award of Restricted Stock or Restricted Stock Units granted hereunder may not be transferred, pledged, assigned, or otherwise alienated or hypothecated until the termination of the applicable Restriction Period or for such period of time as shall be established by the Committee and specified in the applicable Agreement, or upon the earlier satisfaction of other conditions as specified by the Committee in its sole discretion and as set forth in the applicable Agreement.
     4.4 Other Restrictions. The Committee shall impose such other restrictions on any shares of Common Stock subject to an Award of Restricted Stock or Restricted Stock Units under the Plan as it may deem advisable including, without limitation, restrictions under applicable Federal or State securities laws, and the issuance of a legended certificate of Common Stock representing such shares to give appropriate notice of such restrictions. The Committee shall have the discretion to waive the applicable Restriction Period with respect to all or any part of the Common Stock subject to an Award of Restricted Stock or Restricted Stock Units that has not been granted under Code Section 162(m).
     4.5 Voting Rights. During the Restriction Period, Participants holding shares of Common Stock subject to a Restricted Stock Award may exercise full voting rights with respect to the Restricted Stock.
     4.6 Dividends and Dividend Equivalents.
     (a) Except as set forth below or in a Participant’s Agreement, during the Restriction Period, a Participant shall be entitled to receive all dividends and other distributions paid with respect to shares of Common Stock subject to an Award of Restricted Stock. If any dividends or distributions are paid in shares of Common Stock during the Restriction Period applicable to an Award of Restricted Stock, the dividend or other distribution shares shall be subject to the same restrictions on transferability as the shares of Common Stock with respect to which they were paid.

     (b) The Committee, in its discretion, may provide in the Agreement evidencing any Restricted Stock Unit that the Participant shall be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Common Stock having a record date prior to the date on which Restricted Stock Units held by such Participant are settled. Such Dividend Equivalents, if any, shall be paid by crediting the Participant with additional whole Restricted Stock Units as of the date of payment of such cash dividends on Common Stock. The number of additional Restricted Stock Units (rounded to the nearest whole number) to be so credited shall be determined by dividing (i) the amount of cash dividends paid on such date with respect to the number of shares of Common Stock represented by the Restricted Stock Units previously credited to the Participant, by (ii) the Fair Market Value per share of Common Stock on such date. Such additional Restricted Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time (or as soon thereafter as practicable) as the Restricted Stock Units originally subject to the Restricted Stock Unit. In the event of a dividend or distribution paid in shares of Common Stock or any other adjustment made upon a change in the capital structure of the Corporation as described in Article IX, appropriate adjustments shall be made in the Participant’s Restricted Stock Unit so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would be entitled by reason of the shares of Common Stock issuable upon settlement of the Restricted Stock Unit, and all such new, substituted or additional securities or other property shall be immediately subject to the same restrictions as are applicable to the Restricted Stock Unit.
     4.7 Settlement of Restricted Stock Units. If a Restricted Stock Unit is payable in Common Stock, the Corporation shall issue to a Participant on the date on which Restricted Stock Units subject to the Participant’s Restricted Stock Unit Vest or on such other date determined by the Committee, in its discretion, and set forth in the Agreement, one (1) share of Common Stock and/or any other new, substituted or additional securities or other property pursuant to an adjustment described in Section 9.1 for each Restricted Stock Unit then becoming Vested or otherwise to be settled on such date, subject to the withholding of applicable taxes.
     4.8 Restricted Stock Unit Bonus Deferral Awards. A Participant designated by the Committee who is an insider or otherwise among a select group of highly compensated Employees may irrevocably elect, prior to a date specified by the Committee and in compliance with Code Section 409A, to defer receipt of any cash bonus or cash Annual Incentive Award payable by the Corporation (subject to any minimum or maximum limitations imposed by the Committee), which shall be credited to the Participant in the form of Restricted Stock Units, subject to such terms and other conditions established by the Committee as set forth in the associated Agreement. In consideration for foregoing bonus or Annual Incentive Award compensation, the dollar amount deferred by a Participant may be increased by the Committee up to fifty (50) percent (or such lesser percentage specified by the Committee), for purposes of determining the number of Restricted Stock Units in the Participant’s Award. The electing Participant shall be credited, as of the date specified in the Agreement, with a number of Restricted Stock Units, equal to the amount of the deferral (increased by any Committee match), divided by the Fair Market Value on the applicable date.

     V. PERFORMANCE AWARDS
     5.1 Grant of Performance Awards. The Committee, at its discretion, may grant Performance Awards to Participants and may determine, on an individual or group basis, the performance goals to be attained pursuant to each Performance Award.
     5.2 Terms of Performance Awards.
     (a) Performance Awards shall consist of rights to receive cash, Common Stock, other property or a combination of each, if designated performance goals are achieved. The terms of a Participant’s Performance Award shall be set forth in a Participant’s Agreement. Each Agreement shall specify the performance goals, which may include the Performance Measures, applicable to a particular Participant or group of Participants, the period over which the targeted goals are to be attained, the payment schedule if the goals are attained, and any other general terms as the Committee shall determine and conditions applicable to an individual Performance Award. The Committee, at its discretion, may waive all or part of the conditions, goals and restrictions applicable to the receipt of full or partial payment of a Performance Award that has not been granted pursuant to Code Section 162(m).
     (b) Performance Awards may be granted as Performance Shares or Performance Units, at the discretion of the Committee.
     (i) In the case of Performance Shares, the Participant shall receive a legended certificate of Common Stock, restricted from transfer prior to the satisfaction of the designated performance goals and restrictions, as determined by the Committee and specified in the Participant’s Agreement. Prior to satisfaction of the performance goals and restrictions, the Participant shall be entitled to vote the Performance Shares. Further, any dividends paid on such shares during the performance period automatically shall be reinvested on behalf of the Participant in additional Performance Shares under the Plan, and such additional shares shall be subject to the same performance goals and restrictions as the other shares under the Performance Share Award.
     (ii) In the case of Performance Units, the Participant shall receive an Agreement from the Committee that specifies the performance goals and restrictions that must be satisfied before the Corporation shall issue the payment, which may be cash, a designated number of shares of Common Stock, other property, or a combination thereof.
     VI. ANNUAL INCENTIVE AWARDS
     6.1 Grant of Annual Incentive Awards.
     (a) The Committee, at its discretion, may grant Annual Incentive Awards to such Participants as it may designate from time to time. The terms of a Participant’s Annual Incentive Award shall be set forth in the Participant’s individual Agreement. Each Agreement shall specify such general terms and conditions as the Committee shall determine.
     (b) The determination of Annual Incentive Awards for a given year may be based upon the attainment of specified levels of Corporation or Subsidiary performance as measured by pre-established, objective performance criteria determined at the discretion of the Committee, including any or all of the Performance Measures.

     (c) The Committee shall (i) select those Participants who shall be eligible to receive an Annual Incentive Award, (ii) determine the performance period, (iii) determine target levels of performance, and (iv) determine the level of Annual Incentive Award to be paid to each selected Participant upon the achievement of each performance level. The Committee generally shall make the foregoing determinations prior to the commencement of services to which an Annual Incentive Award relates (or within the permissible time period established under Code Section 162(m)), to the extent applicable, and while the outcome of the performance goals and targets is uncertain.
     6.2 Payment of Annual Incentive Awards.
     (a) Annual Incentive Awards shall be paid in cash, shares of Common Stock or other property, at the discretion of the Committee. Payments shall be made following a determination by the Committee that the performance targets were attained and shall be made within two and a half (2 1/2) months after the later of the end of the fiscal or calendar year in which the Annual Incentive Award is earned.
     (b) The amount of an Annual Incentive Award to be paid upon the attainment of each targeted level of performance shall equal a percentage of a Participant’s base salary for the fiscal year, a fixed dollar amount, or such other formula, as determined by the Committee.
     VII. CODE SECTION 162(m) PERFORMANCE MEASURE AWARDS
     7.1 Awards Granted Under Code Section 162(m). The Committee, at its discretion, may designate that a Restricted Stock, Restricted Stock Unit, Performance Share, Performance Unit or Annual Incentive Award shall be granted pursuant to Code Section 162(m). Such an Award must comply with the following additional requirements, which shall control over any other provision that pertains to such Award under Articles IV, V and VI.
     (a) Each Code Section 162(m) Award shall be based upon the attainment of specified levels of pre-established, objective Performance Measures that are intended to satisfy the performance based compensation requirements of Code Section 162(m) and the regulations promulgated thereunder. Further, at the discretion of the Committee, an Award also may be subject to goals and restrictions in addition to the Performance Measures.
     (b) For each Code Section 162(m) Award, the Committee shall (i) select the Participant who shall be eligible to receive a Code Section 162(m) Award, (ii) determine the applicable performance period, (iii) determine the target levels of the Corporation or Subsidiary Performance Measures, and (iv) determine the number of shares of Common Stock or cash or other property (or combination thereof) subject to an Award to be paid to each selected Participant. The Committee shall make the foregoing determinations prior to the commencement of services to which an Award relates (or within the permissible time period established under Code Section 162(m)) and while the outcome of the performance goals and targets is uncertain.
     7.2 Attainment of Code Section 162(m) Goals.
     (a) After each performance period, the Committee shall certify, in writing: (i) if the Corporation has attained the performance targets, and (ii) the number of shares pursuant to the Award that are to become freely transferable, if applicable, or the cash or other property payable under the

Award. The Committee shall have no discretion to waive all or part of the conditions, goals and restrictions applicable to the receipt of full or partial payment of an Award except in the case of the death or Disability of a Participant.
     (b) Notwithstanding the foregoing, the Committee may, in its discretion, reduce any Award based on such factors as may be determined by the Committee, including, without limitation, a determination by the Committee that such a reduction is appropriate in light of pay practices of competitors, or the performance of the Corporation, a Subsidiary or a Participant relative to the performance of competitors, or performance with respect to the Corporation’s strategic business goals.
     7.3 Individual Participant Limitations. Subject to adjustment as provided in Section 9.1, no Participant in any one fiscal year of the Corporation may be granted (a) Options or Stock Appreciation Rights with respect to more than two hundred thousand (200,000) shares of Common Stock; (b) Restricted Stock or Restricted Stock Units that are denominated in shares of Common Stock with respect to more than one hundred thousand (100,000) shares; (c) Performance Awards that are denominated in shares of Common Stock with respect to more than one hundred thousand (100,000) shares; and (d) an Annual Incentive Award denominated in shares of Common Stock with respect to more than one hundred thousand (100,000) shares. The maximum dollar value payable to any Participant in any one fiscal year of the Corporation with respect to Restricted Stock Units, Performance Awards or Annual Incentive Awards that are valued in property other than Common Stock is the lesser of three million dollars ($3,000,000) or four (4) times the Participant’s base salary for the fiscal year. If an Award is cancelled, the cancelled Award shall continue to be counted towards the applicable limitations.
     VIII. TERMINATION OF EMPLOYMENT OR SERVICES
     8.1 Options and Stock Appreciation Rights.
     (a) If, prior to the date when an Option or Stock Appreciation Right first becomes Vested, a Participant terminates employment or services for any reason, the Participant’s right to exercise the Option or Stock Appreciation Right shall terminate and all rights thereunder shall cease, unless provided otherwise in a Participant’s Agreement.
     (b) If, on or after the date when an Option or Stock Appreciation Right first becomes Vested, a Participant terminates employment or services for any reason other than death or Disability, the Participant shall have the right, within the earlier of (i) the expiration of the Option or Stock Appreciation Right, and (ii) three (3) months after termination of employment or services, as applicable, to exercise the Option or Stock Appreciation Right to the extent that it was exercisable and unexercised on the date of the Participant’s termination of employment or services, subject to any other limitation on the exercise of the Option or Stock Appreciation Right in effect on the date of exercise. The Committee may designate in a Participant’s Agreement that an Option or Stock Appreciation Right shall terminate at an earlier or later time than set forth above.
     (c) If, on or after the date when an Option or Stock Appreciation Right first becomes Vested, a Participant terminates employment or services due to death while an Option or Stock Appreciation Right is still exercisable, the person or persons to whom the Option or Stock Appreciation Right shall have been transferred by will or the laws of descent and distribution, shall have the right within the exercise period specified in the Participant’s Agreement to exercise the Option or Stock Appreciation Right to the extent that it was exercisable and unexercised on the Participant’s date of death, subject to any other limitation on exercise in effect on the date of exercise. Provided, however, that the beneficial tax treatment of an Incentive Stock Option may be forfeited if the Option is exercised more than one (1) year after a Participant’s date of death.
     (d) If, on or after the date when an Option or Stock Appreciation Right first becomes Vested, a Participant terminates employment or services due to Disability, the Participant shall have the right, within the exercise period specified in the Participant’s Agreement, to exercise the Option or Stock Appreciation Right to the extent that it was exercisable and unexercised on the date of the Participant’s termination of employment or services due to Disability, subject to any other limitation on the exercise of the Option or Stock Appreciation Right in effect on the date of exercise. If the Participant dies after termination of employment or services, as applicable, while the Option or Stock Appreciation Right is still exercisable, the Option or Stock Appreciation Right shall be exercisable in accordance with the terms of paragraph (c), above.
     (e) The Committee, at the time of a Participant’s termination of employment or services, may accelerate a Participant’s right to exercise an Option or, subject to Code Section 409A, may extend an Option term.
     (f) Shares subject to Options and Stock Appreciation Rights that are not exercised in accordance with the provisions of (a) through (e) above shall expire and be forfeited by the Participant as of their expiration date and shall become available for new Awards under the Plan as of such date.
     8.2 Restricted Stock and Restricted Stock Units. If a Participant terminates employment for any reason, the Participant’s right to shares of Common Stock subject to a Restricted Stock or Restricted Stock Unit Award that are still subject to a Restriction Period automatically shall terminate and be forfeited by the Participant (or, if the Participant was required to pay a purchase price for the Restricted Stock, other than for the performance of services, the Corporation shall have the option to repurchase any shares acquired by the Participant which are still subject to the Restriction Period for the purchase price paid by the Participant) and, subject to Section 1.6, said shares shall be available for new Awards under the Plan as of such termination date. Provided, however, that the Committee, in its sole discretion, may provide in a Participant’s Agreement for the continuation of a Restricted Stock Award or Restricted Stock Unit after a Participant terminates employment or services or may waive or, subject to Code Section 409A, change the remaining restrictions or add additional restrictions, as it deems appropriate. The Committee shall not waive any restrictions on a Code Section 162(m) Restricted Stock or Restricted Stock Unit Award, but the Committee may provide in a Participant’s Code Section 162(m) Restricted Stock or Restricted Stock Unit Agreement or otherwise that upon the Employee’s termination of employment due to (a) death, (b) Disability, or (c) involuntary termination by the Corporation without cause (as determined by the Committee) prior to the termination of the Restriction Period, that the performance goals and restrictions shall be deemed to have been satisfied on terms determined by the Committee.
     8.3 Performance Awards. Performance Awards shall expire and be forfeited by a Participant upon the Participant’s termination of employment or services for any reason, and, subject to Section 1.6, shall be available for new Awards under the Plan as of such termination date. Provided, however, that the Committee, in its discretion, may provide in a Participant’s Agreement or, subject to Code Section

409A, may provide otherwise for the continuation of a Performance Award after a Participant terminates employment or services or may waive or change all or part of the conditions, goals and restrictions applicable to such Performance Award. Notwithstanding the foregoing, the Committee shall not waive any restrictions on a Code Section 162(m) Performance Award, but the Committee may provide in an Employee’s Code Section 162(m) Performance Share Agreement or otherwise that upon the Employee’s termination of employment due to (a) death; (b) Disability; or (c) involuntary termination by the Corporation without cause (as determined by the Committee) prior to the attainment of the associated performance goals and restrictions, that the performance goals and restrictions shall be deemed to have been satisfied on terms determined by the Committee.
     8.4 Annual Incentive Awards.
     (a) A Participant who has been granted an Annual Incentive Award and terminates employment or services due to Disability or death prior to the end of the Corporation’s fiscal year shall be entitled to a pro-rated payment of the Annual Incentive Award, based on the number of full months of employment or services, as applicable during the fiscal year. Any such prorated Annual Incentive Award shall be paid at the same time as regular Annual Incentive Awards and, in the event of the Participant’s death, to the Participant’s designated beneficiary.
     (b) Except as otherwise determined by the Committee in its discretion, a Participant who has been granted an Annual Incentive Award and resigns or is terminated for any reason (other than Disability or death), before the payment date of an Annual Incentive Award, shall forfeit the right to the Annual Incentive Award payment for that fiscal year.
     8.5 Other Provisions. The transfer of an Employee from one corporation to another among the Corporation and any of its Subsidiaries, or a leave of absence under the leave policy of the Corporation or any of its Subsidiaries shall not be a termination of employment for purposes of the Plan, unless a provision to the contrary is expressly stated by the Committee in a Participant’s Agreement issued under the Plan.
     IX. ADJUSTMENTS AND CHANGE IN CONTROL
     9.1 Adjustments. In the event of a merger, reorganization, consolidation, recapitalization, dividend or distribution (whether in cash, shares or other property), stock split, reverse stock split, spin-off or similar transaction or other change in corporate structure affecting the Common Stock or the value thereof, such adjustments and other substitutions shall be made to the Plan and Awards as the Committee, in its sole discretion, deems equitable or appropriate, including adjustments in the aggregate number, class and kind of securities that may be delivered under the Plan and, in the aggregate or to any one Participant, in the number, class, kind and option or exercise price of securities subject to outstanding Awards granted under the Plan (including, if the Committee deems appropriate, the substitution of similar options to purchase the shares of, or other awards denominated in the shares of, another company, as the Committee may determine to be appropriate in its sole discretion).
     9.2 Change in Control.
     (a) Notwithstanding anything contained herein to the contrary, the Committee, in its discretion, may provide in a Participant’s Agreement or otherwise that upon a Change in Control, any or all of the following shall occur: (i) any outstanding Option or Stock Appreciation Right granted hereunder immediately shall become fully Vested and exercisable, regardless of any installment provision applicable to such Option or Stock Appreciation Right; (ii) the remaining Restriction Period on any Shares of Common Stock subject to a Restricted Stock or Restricted Stock Unit Award granted hereunder immediately shall lapse and the shares shall become fully transferable, subject to any applicable Federal or State securities laws; (iii) all performance goals and conditions shall be deemed to have been satisfied and all restrictions shall lapse on any outstanding Performance Awards, which immediately shall become payable (either in full or pro-rata based on the portion of the applicable performance period completed as of the Change in Control); (iv) all performance targets and performance levels shall be deemed to have been satisfied for any outstanding Annual Incentive Awards, which immediately shall become payable (either in full or pro-rata based on the portion of the applicable performance period completed as of the Change in Control); or (v) such other treatment as the Committee may determine.
     (b) The Committee may, in its sole discretion and without the consent of any Participant, determine that, upon the occurrence of a Change in Control, each or any Option or Stock Appreciation Right outstanding immediately prior to the Change in Control shall be cancelled in exchange for a payment with respect to each Vested share of Common Stock subject to such cancelled Option or Stock Appreciation Right in (i) cash, (ii) stock of the Corporation or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the excess of the Fair Market Value of the consideration to be paid per share of Common Stock in the Change in Control over the exercise price per share under such Option or Stock Appreciation Right (the “Spread”). In the event such determination is made by the Committee, the Spread (reduced by applicable withholding taxes, if any) shall be paid to a Participant in respect of the Participant’s cancelled Options and Stock Appreciation Rights as soon as practicable following the date of the Change in Control.
     (c) Notwithstanding the foregoing, the Committee, in its discretion, may provide in a Participant’s Agreement or otherwise that, if in the event of a Change in Control the successor company assumes or substitutes for an Option, Stock Appreciation Right, Restricted Stock, or Restricted Stock Unit payable in shares of Common Stock, Performance Award payable in shares of Common Stock or Annual Incentive Award payable in shares of Common Stock, then each such outstanding Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award or Annual Incentive Award shall not be accelerated as described in Section 9.2(a). For the purposes of this Section 9.2(c), such an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award or Annual Incentive Award shall be considered assumed or substituted for if following the Change in Control the Award confers the right to purchase or receive, for each share of Common Stock subject to such Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award or Annual Incentive Award immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change in Control by holders of shares of Common Stock for each share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the transaction constituting a Change in Control is not solely common stock of the successor company, the Committee may, with the consent of the successor company, provide that the consideration to be received upon the exercise or vesting of such Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award or Annual Incentive Award, for each share of Common Stock subject thereto, shall be solely common stock of the successor company substantially equal in fair market value to the per share consideration received by holders of shares of Common Stock in the transaction constituting a Change in Control. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding.
     X. MISCELLANEOUS
     10.1 Partial Exercise/Fractional Shares. The Committee may permit, and shall establish procedures for, the partial exercise of Options and Stock Appreciation Rights granted under the Plan. No fractional shares shall be issued in connection with the exercise of a Stock Appreciation Right or payment of a Performance Award, Restricted Stock Award, Restricted Stock Unit, or Annual Incentive Award, instead, the Fair Market Value of the fractional shares shall be paid in cash, or at the discretion of the Committee, the number of shares shall be rounded down to the nearest whole number of shares and any fractional shares shall be disregarded.
     10.2 Rights Prior to Issuance of Shares. No Participant shall have any rights as a shareholder with respect to shares covered by an Award until the issuance of a stock certificate for such shares (or book entry representing such shares has been made and such shares have been deposited with the appropriate registered book-entry custodian). No adjustment shall be made for dividends or other rights with respect to such shares for which the record date is prior to the date the certificate is issued except as otherwise provided in the Plan or a Participant’s Agreement or by the Committee.
     10.3 Non Assignability; Certificate Legend; Removal.
     (a) Except as described below or as otherwise determined by the Committee in a Participant’s Agreement, no Award shall be transferable by a Participant except by will or the laws of descent and distribution, and an Option or Stock Appreciation Right shall be exercised only by a Participant during the lifetime of the Participant. Notwithstanding the foregoing, a Participant may assign or transfer an Award that is not an Incentive Stock Option with the consent of the Committee (each transferee thereof, a “Permitted Assignee”); provided that such Permitted Assignee shall be bound by and subject to all of the terms and conditions of the Plan and any Agreement relating to the transferred Award and shall execute an agreement satisfactory to the Corporation evidencing such obligations; and provided further that such Participant shall remain bound by the terms and conditions of the Plan.
     (b) Each certificate representing shares of Common Stock subject to an Award shall bear the following legend:
     The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary or by operation of law, is subject to certain restrictions on transfer set forth in the ITC Holdings Corp. 2006 Long Term Incentive Plan (“Plan”), rules and administrative guidelines adopted pursuant to such Plan [and an Agreement dated ______ __, ___]. A copy of the Plan, such rules [and such Agreement] may be obtained from the Vice President and General Counsel of International Transmission Company.
     (c) Subject to applicable Federal and State securities laws, issued shares of Common Stock subject to an Award shall become freely transferable by the Participant after all applicable restrictions, limitations, performance requirements or other conditions have terminated, expired, lapsed or been satisfied. Once such issued shares of Common Stock are released from such restrictions, limitations, performance requirements or other conditions, the Participant shall be entitled to have the legend required by this Section 10.3 removed from the applicable Common Stock certificate.
     10.4 Securities Laws.
     (a) Anything to the contrary herein notwithstanding, the Corporation’s obligation to sell and deliver Common Stock pursuant to the exercise of an Option or Stock Appreciation Right or deliver Common Stock pursuant to a Restricted Stock Award, Restricted Stock Unit, Performance Award or Annual Incentive Award is subject to such compliance with Federal and State laws, rules and regulations applying to the authorization, issuance or sale of securities as the Corporation deems necessary or advisable. The Corporation shall not be required to sell and deliver or issue Common Stock unless and until it receives satisfactory assurance that the issuance or transfer of such shares shall not violate any of the provisions of the Securities Act of 1933 or the Securities Exchange Act of 1934, or the rules and regulations of the Securities Exchange Commission promulgated thereunder or those of the Stock Exchange or any stock exchange on which the Common Stock may be listed, the provisions of any State laws governing the sale of securities, or that there has been compliance with the provisions of such acts, rules, regulations and laws.
     (b) The Committee may impose such restrictions on any shares of Common Stock acquired pursuant to the exercise of an Option or Stock Appreciation Right or the grant of Restricted Stock or Restricted Stock Units or the payment of a Performance Award or Annual Incentive Award under the Plan as it may deem advisable, including, without limitation, restrictions (i) under applicable Federal securities laws; (ii) under the requirements of the Stock Exchange or any other securities exchange or recognized trading market or quotation system upon which such shares of Common Stock are then listed or traded; and (iii) under any blue sky or State securities laws applicable to such shares.
     10.5 Withholding Taxes.
     (a) The Corporation shall have the right to withhold from a Participant’s compensation or require a Participant to remit sufficient funds to satisfy applicable withholding for income and employment taxes upon the exercise of an Option or Stock Appreciation Right or the lapse of the Restriction Period on a Restricted Stock Award, Restricted Stock Unit, or the payment of a Performance Award or Annual Incentive Award. A Participant may in order to fulfill the withholding obligation tender previously-acquired shares of Common Stock that have been held at least six (6) months or have shares of stock withheld from the exercise, provided that the shares have an aggregate Fair Market Value sufficient to satisfy in whole or in part the applicable withholding taxes. The broker assisted exercise procedure of Section 2.4 may be utilized to satisfy the withholding requirements related to the exercise of an Option. At no point shall the Corporation withhold from the exercise of an Option more shares than are necessary to meet the established tax withholding requirements of federal, state and local obligations.
     (b) Notwithstanding the foregoing, a Participant may not use shares of Common Stock to satisfy the withholding requirements to the extent that (i) there is a substantial likelihood that the use of such form of payment or the timing of such form of payment would subject the Participant to a substantial risk of liability under Section 16 of the Exchange Act; (ii) such withholding would constitute a violation of the provisions of any law or regulation (including the Sarbanes-Oxley Act of 2002); or

(iii) there is a substantial likelihood that the use of such form of payment would result in adverse accounting treatment to the Corporation under generally accepted accounting principles.
     10.6 Termination and Amendment.
     (a) The Board may terminate the Plan, or the granting of Awards under the Plan, at any time. No new Awards shall be granted under the Plan after February 7, 2012.
     (b) The Board may amend or modify the Plan at any time and from time to time, and the Committee may amend or modify the terms of an outstanding Agreement at any time and from time to time, but no amendment or modification, without the approval of the shareholders of the Corporation, shall (i) materially increase the benefits accruing to Participants under the Plan; (ii) increase the amount of Common Stock for which Awards may be made under the Plan, except as permitted under Sections 1.6 and Article 9; or (iii) change the provisions relating to the eligibility of individuals to whom Awards may be made under the Plan. In addition, if the Corporation’s Common Stock is listed on a Stock Exchange, the Board may not amend the Plan in a manner requiring approval of the shareholders of the Corporation under the rules of the Stock Exchange without obtaining the approval of the shareholders.
     (c) No amendment, modification, or termination of the Plan or an outstanding Agreement shall in any manner adversely affect any then outstanding Award under the Plan without the consent of the Participant holding such Award, except as set forth in any Agreement relating to the Award, or to bring the Plan and/or an Award into compliance with the requirements of Code Section 409A or to qualify for an exemption under Code Section 409A.
     10.7 Code Section 409A. It is intended that Awards granted under the Plan shall be exempt from or in compliance with Code Section 409A, and the Board reserves the right to amend the terms of the Plan, and the Committee reserves the right to amend any outstanding Agreement if necessary either to exempt such Award from Code Section 409A or comply with the requirements of Code Section 409A, as applicable. Further, Plan Participants who are “Specified Employees” (as defined under Code Section 409A and IRS guidance issued thereunder), shall be required to delay payment of an Award for six (6) months after separation from service to the extent such Award is governed by Code Section 409A, and the delay is required thereunder.
     10.8 Effect on Employment or Services. Neither the adoption of the Plan nor the granting of any Award pursuant to the Plan shall be deemed to create any right in any individual to be retained or continued in the employment or services of the Corporation or a Subsidiary.
     10.9 Use of Proceeds. The proceeds received from the sale of Common Stock pursuant to the Plan shall be used for general corporate purposes of the Corporation.
     10.10 Severability. If any one or more of the provisions (or any part thereof) of this Plan or of any Agreement issued hereunder, shall be held to be invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan or of any Agreement shall not in any way be affected or impaired thereby. The Corporation may, without the consent of any Participant, and in a manner determined necessary solely in the discretion of the Corporation, amend the Plan and any outstanding Agreement as the Corporation deems necessary to ensure the Plan and all Awards remain valid, legal or enforceable in all respects.

     10.11 Beneficiary Designation. Subject to local laws and procedures, each Participant may file a written beneficiary designation with the Corporation stating who is to receive any benefit under the Plan to which the Participant is entitled in the event of such Participant’s death before receipt of any or all of a Plan benefit. Each designation shall revoke all prior designations by the same Participant, be in a form prescribed by the Corporation, and become effective only when filed by the Participant in writing with the Corporation during the Participant’s lifetime. If a Participant dies without an effective beneficiary designation for a beneficiary who is living at the time of the Participant’s death, the Corporation shall pay any remaining unpaid benefits to the Participant’s legal representative.
     10.12 Unfunded Obligation. A Participant shall have the status of a general unsecured creditor of the Corporation. Any amounts payable to a Participant pursuant to the Plan shall be unfunded and unsecured obligations for all purposes. The Corporation shall not be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Corporation shall retain at all times beneficial ownership of any investments, including trust investments, which the Corporation may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Committee or the Corporation and a Participant, or otherwise create any Vested or beneficial interest in any Participant or the Participant’s creditors in any assets of the Corporation. A Participant shall have no claim against the Corporation for any changes in the value of any assets which may be invested or reinvested by the Corporation with respect to the Plan.
     10.13 Approval of Plan. The Plan shall be subject to the approval of the holders of at least a majority of the votes cast at a duly held meeting of shareholders of the Corporation held within twelve (12) months after adoption of the Plan by the Board. No Award granted under the Plan may be exercised or paid in whole or in part unless the Plan has been approved by the shareholders as provided herein. If not approved by shareholders within twelve (12) months after approval by the Board, the Plan and any Awards granted under the Plan shall be null and void, with no further force or effect.
     10.14 Governing Law. Except to the extent governed by applicable federal law, the validity, interpretation, construction and performance of the Plan and Agreements under the Plan, shall be governed by the laws of the State of Michigan, without regard to its conflict of law rules.
     IN WITNESS WHEREOF, this ITC Holdings Corp. 2006 Long Term Incentive Plan has been executed on behalf of the Corporation on this the 8th day of February, 2006.
ITC HOLDINGS CORP.

By:	/s/ Linda Blair
Its: Senior VP Business Strategy

BOARD APPROVAL: 02/08/06

SHAREHOLDER APPROVAL: __/__/06

ITC HOLDINGS CORP.
EMPLOYEE STOCK PURCHASE PLAN
(Effective ______ ___, 2006)

I. GENERAL PROVISIONS	1

1.1 Establishment	1
1.2 Purpose	1
1.3 Plan Duration	1
1.4 Definitions	1
1.5 Stock	3
1.6 Administration	3
1.7 Participants	4

II. OFFER TERMS	4

2.1 Offer and Purchase Period	4
2.2 Option Price	4
2.3 Participation	5
2.4 Participation Limitations	6
2.5 Termination of Employment	5
2.6 Restrictions on Transfer	6

III. MISCELLANEOUS	6

3.1 Non Assignability	6
3.2 Adjustments	6
3.3 Change in Control	7
3.4 Termination and Amendment	8
3.5 Rights Prior to Issuance of Shares	8
3.6 Securities Laws	8
3.7 Delivery of Plan	8
3.8 Effect on Employment	9
3.9 Certificates	9
3.10 Use of Proceeds	9
3.11 Approval of Plan	9
3.12 Governing Law	9

ITC HOLDINGS CORP.
EMPLOYEE STOCK PURCHASE PLAN
     I. GENERAL PROVISIONS
     1.1 Establishment. On February 8, 2006, the Board of Directors (“Board”) of ITC Holdings Corp. (“Corporation”) adopted the ITC Holdings Corp. Employee Stock Purchase Plan (“Plan”), subject to approval by the shareholders of the Corporation on May 17, 2006.
     1.2 Purpose. The purpose of the Plan is (i) to promote the best interests of the Corporation and its shareholders by encouraging Employees of the Corporation and any Subsidiaries to acquire an ownership interest in the Corporation through the purchase of stock in the Corporation, thus aligning their interests with those of shareholders, and (ii) to enhance the ability of the Corporation and its Subsidiaries to attract, motivate and retain qualified Employees. The Plan is intended to constitute an “employee stock purchase plan” under Section 423 of the Code.
     1.3 Plan Duration. Upon receipt of shareholders approval, the Plan shall commence on May 17, 2006 and subject to earlier termination by the Board in accordance with Section 3.4, no new Offers may be made under the Plan after February 7, 2012.
     1.4 Definitions. As used in this Plan, the following terms have the meaning described below:
     (a) “Board” means the Board of Directors of the Corporation.
     (b) “Code” means the Internal Revenue Code of 1986, as amended from time to time.
     (c) “Change in Control” means the occurrence of any of the following events:
     (i) If any one person, or more than one person acting as a group (as defined in Code Section 409A and IRS guidance issued thereunder), acquires ownership of Common Stock of the Corporation that, together with stock held by such person or group, constitutes more than fifty (50) percent of the total fair market value or total voting power of the Common Stock of the Corporation. However, if any one person or more than one person acting as a group, is considered to own more than fifty (50) percent of the total fair market value or total voting power of the Common Stock of the Corporation, the acquisition of additional stock by the same person or persons is not considered to cause a Change in Control, or to cause a change in the effective control of the Corporation (within the meaning of Code Section 409A and IRS guidance issued thereunder). An increase in the percentage of Common Stock owned by any one person, or persons acting as a group, as a result of a transaction in which the Corporation acquires its stock in exchange for property shall be treated as an acquisition of stock for purposes of this Section. This paragraph applies only when there is a transfer of stock of the Corporation (or issuance of stock of the Corporation) and stock in such Corporation remains outstanding after the transaction.
     (ii) If any one person, or more than one person acting as a group (as determined in accordance with Code Section 409A and IRS guidance thereunder), acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of Common Stock of the Corporation possessing thirty-five (35) percent or more of the total voting power of the Common Stock of the Corporation; or
     (iii) If a majority of members on the Corporation’s Board is replaced during any 12-month period by Directors whose appointment or election is not endorsed by a majority of the members of the Corporation’s Board prior to the date of the appointment or election (provided that for purposes of this paragraph, the term Corporation refers solely to the “relevant” Corporation, as defined in Code Section 409A and IRS guidance issued thereunder), for which no other Corporation is a majority shareholder.
     (iv) If there is a change in the ownership of a substantial portion of the Corporation’s assets, which shall occur on the date that any one person, or more than one person acting as a group (within the meaning of Code Section 409A and IRS guidance issued thereunder) acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Corporation that have a total gross fair market value equal to or more than forty (40) percent of the total gross fair market value of all of the assets of the Corporation immediately prior to such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of the Corporation, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.
     (d) “Committee” means the Compensation Committee of the Board.
     (e) “Common Stock” means shares of the Corporation’s Common Stock, as described in Section 1.4, below.
     (f) “Corporation” means ITC Holdings Corp. and, for purposes of this Plan, employment with the Corporation shall be deemed to include employment with any Subsidiary of the Corporation.
     (g) “Election Period” means the period of time designated by the Committee when an eligible Employee may elect to participate in one or more Purchase Periods.
     (h) “Employee” means an individual who has an “employment relationship” with the Corporation or a Subsidiary, as defined in Treasury Regulation 1.421 7(h), and the term “employment” means employment with the Corporation or a Subsidiary, as applicable.
     (i) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time and any successor rule.
     (j) “Fair Market Value” means the value of Common Stock as determined in accordance with Section 2.2.
     (k) “Offer” means the Committee’s designation of a Purchase Period available to eligible Employees and the terms on which an option may be exercised during the applicable Purchase Period.
     (l) “Option Price” means the price, determined by the Committee, at which Common Stock subject to an option may be purchased during a Purchase Period.
     (m) “Plan” means the ITC Holdings Corp. Employee Stock Purchase Plan, the terms of which are set forth herein, and any amendments thereto.

     (n) “Purchase Period” means a period established by the Committee during which an eligible Employee may exercise options granted hereunder.
     (o) “Stock Exchange” means the principal national securities exchange on which the Common Stock is listed for trading, or, if the Common Stock is not listed for trading on a national securities exchange, such other recognized trading market or quotation system upon which the largest number of shares of Common Stock has been traded in the aggregate during the last 20 days before the first or last day of a Purchase Period, as applicable.
     (p) “Subsidiary” means any subsidiary of the Corporation, as defined in Code Section 424(f).
     1.5 Stock. The stock subject to option and purchase under the Plan shall be the Common Stock of the Corporation, and may be either authorized and unissued shares or shares that have been reacquired by the Corporation. The total amount of Common Stock on which options may be granted under the Plan shall not exceed one hundred eighty thousand shares (180,000) shares, subject to adjustment in accordance with Section 3.2. Shares of Common Stock subject to any unexercised portion of a terminated, canceled or expired option granted under the Plan may again be used for options under the Plan.
     1.6 Administration. The Plan shall be administered by the Committee. The Committee may prescribe rules and regulations from time to time for the administration of the Plan and may decide questions which may arise with respect to its interpretation or application. The decisions of the Committee in interpreting the Plan shall be final, conclusive and binding on all persons, including the Corporation, its Subsidiaries, Employees, and optionees. The Committee, from time to time, shall grant to eligible Employees on a uniform basis, options to purchase Common Stock pursuant to the terms and conditions of the Plan. In the event of insufficient shares during a Purchase Period, the Committee shall allocate the right to purchase shares to each participant in the same proportion that such participant’s total current base salary paid by the Corporation for the Purchase Period bears to the total of such base salaries paid by the Corporation to all participants during the same period. All excess funds withheld, as a result of insufficient shares, shall be returned to the participating Employees.
     1.7 Participants. Except as provided in Section 2.4 below, any Employee who has (a) completed six (6) full months of service with the Corporation, and (b) whose customary employment is more than twenty (20) hours per week and five (5) or more months per calendar year at the time of an Offer, is eligible to participate in such Offer under the Plan, in accordance with the terms of the Plan. An Employee who meets the eligibility requirements in this Section 1.6 shall be entitled to participate in the first Offer commencing after the eligibility requirements have been satisfied.
     II. OFFER TERMS
     2.1 Offer and Purchase Period.
     (a) The Committee shall determine the date or dates upon which one or more Offers shall be made under the Plan. The Purchase Period pursuant to each Offer shall be three (3) months, or such other term as the Committee shall determine prior to the commencement of an Offer, but which in no event shall exceed twenty-seven (27) months.

     (b) To participate in an Offer, an eligible Employee must submit such enrollment forms as shall be prescribed by the Committee (which shall include a payroll deduction authorization form) at such time and in such manner as shall be prescribed by the Committee. The payroll deductions authorized by a participant on a payroll deduction authorization form shall be expressed (i) as a whole number percentage of the participant’s “base compensation” for each pay period during the Purchase Period, (ii) as a specified dollar amount to be withheld from a participant’s base compensation or bonus on one or more designated payroll dates, or (iii) as a specified number of shares to be purchased within the dollar and share limits set forth in the Plan. For purposes of the Plan, a participant’s “base compensation” for a pay period shall include the participant’s base compensation but shall exclude commissions, bonuses, overtime, sick pay, severance pay, moving expenses, expense reimbursements and allowances and other special payments and supplemental compensation. A participant may not purchase more than two hundred thirty two (232) shares of Common Stock in any three (3) month Purchase Period (proportionately adjusted upward for Purchase Periods of more than three (3) months).
     2.2 Option Price.
     (a) The Option Price at which shares of Common Stock may be purchased under the Plan shall be determined by the Committee at the time of the Offer but in no event shall such amount be less than the lesser of:
     (i) 85% of the Fair Market Value of a share of Common Stock on the date of grant of the option (first day of a Purchase Period), or
     (ii) 85% of the Fair Market Value of a share of Common Stock on the date the option is deemed exercised pursuant to Section 2.4(d) (last day of a Purchase Period).
     (b) For purposes of this Plan, the Fair Market Value per share shall be deemed to be the closing price of Common Stock on the Stock Exchange for the first and last days of the Purchase Period. In the event that there are no Common Stock transactions on either date, the Fair Market Value shall be determined as of the immediately preceding date on which there were Common Stock transactions.
     2.3 Participation.
     (a) An eligible Employee may elect to participate in an Offer by delivering to the Corporation an election to participate and a payroll deduction form within the Election Period designated by the Committee prior to the commencement of a Purchase Period. An eligible Employee’s election to participate and payroll deduction form from the preceding Election Period automatically shall carry over to the next Election Period unless affirmatively revoked in writing by the Employee. An Employee who elects to participate may not authorize payroll deductions which, in the aggregate, are more than ten percent (10%) of the Employee’s after-tax base salary (not including overtime and bonus payments). Only whole shares of Common Stock may be purchased under the Plan.
     (b) All Employees granted options under the Plan shall have the same rights and privileges under the Plan, except that the number of shares each participant may purchase shall depend upon his or her base compensation and the designated payroll deduction he or she authorizes.
     (c) Payroll deductions shall commence on the first payroll date in the Purchase Period and shall continue until the last payroll date in the Purchase Period. An Employee may suspend payroll deductions during a Purchase Period only at the discretion of the Committee in the event of an unforeseen hardship; provided, however, that payroll deductions made prior to approval of the suspension by the Committee shall still be used to purchase Common Stock for the Employee at the end of the Purchase Period.
     (d) A participating Employee’s option shall be deemed to have been exercised on the last business day of the Purchase Period.
     (e) As soon as practicable after the end of the Purchase Period, the Corporation shall deliver to each Employee, certificates evidencing the shares of Common Stock that an Employee has purchased (or a book entry representing such shares shall be made and the shares deposited with the appropriate registered book-entry custodian). Any amount that has been deducted representing a fractional share shall be applied toward the purchase of option shares in the next Purchase Period. An Employee who does not elect to participate in the following Purchase Period shall receive a check from the Corporation for any amount that has been deducted and represents a fractional share. Any payroll deductions that exceed the limits set forth in Sections 2.1(b) and 2.4 shall be returned to the participant in the amount of the excess.
     (f) The Corporation retains the right to designate an exclusive broker to handle the Common Stock transactions under the Plan. As soon as practicable after the end of the Purchase Period, the Corporation shall deliver to each Employee or a designated brokerage account, through a certificate or electronic transfer, the shares of Common Stock that such Employee has purchased. Unless otherwise determined by the Committee, any amount that has been deducted and withheld in excess of the option price automatically shall be paid by check to the participating Employee promptly following the end of the Purchase Period in which withheld.
     (g) Unless otherwise determined by the Committee, no interest shall accrue or be paid on any amounts paid by payroll deduction by any participating Employee.
     2.4 Participation Limitations. Notwithstanding any other provision of the Plan, no Employee shall be eligible to participate in an Offer under the Plan if:
     (a) the Employee, immediately after such grant, would, in the aggregate, own and/or hold shares of Common Stock (including all shares which may be purchased under outstanding options, whether or not such options qualify for the special tax treatment afforded by Section 421(a) of the Code) equal to or exceeding five percent (5%) or more of the total combined voting power or value of all classes of capital stock of the Corporation or of its Subsidiaries; for purposes of this limitation, the rules of section 424(d) of the Code and the regulations promulgated thereunder (relating to attribution of stock ownership) shall apply; or
     (b) such grant would permit, under the rules set forth in Section 423 of the Code and the regulations promulgated thereunder, the Employee’s right to purchase stock under this Plan and all other Code Section 423 employee stock purchase plans maintained by the Corporation and its Subsidiaries to accrue at a rate in excess of $25,000 in Fair Market Value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.
     2.5 Termination of Employment. If a participating Employee ceases to be employed by the Corporation or a Subsidiary for any reason, including but not limited to, voluntary or forced resignation,

retirement, death, disability or lay-off, the Corporation, within a reasonable time after notice of the termination, shall issue a check to the former Employee (or executor, administrator or legal representative, if applicable) in the aggregate amount of the Employee’s payroll deductions that had not been applied towards the purchase of option shares as of the date of termination.
     2.6 Restrictions on Transfer. Unless otherwise permitted by the Committee, no shares of Common Stock purchased under the Plan shall be sold, exchanged, transferred, pledged, assigned or otherwise disposed of for six (6) months following the close of the Purchase Period in which acquired.
     III. MISCELLANEOUS
     3.1 Non Assignability. No option shall be transferable by a participating Employee, and an option may be exercised during a participating Employee’s lifetime only by the Employee. Upon the death of a participating Employee, his or her executor, administrator or other legal representative shall receive a check from the Corporation representing the aggregate amount of the deceased Employee’s payroll deductions that had not been applied towards the purchase of option shares as of the date of death.
     3.2 Adjustments. In the event of a merger, reorganization, consolidation, recapitalization, dividend or distribution (whether in cash, shares or other property), stock split, reverse stock split, spin-off or similar transaction or other change in corporate structure affecting the Common Stock or the value thereof, such adjustments and other substitutions shall be made to the Plan and Options as the Committee, in its sole discretion, deems equitable or appropriate, including adjustments in the aggregate number, class and kind of securities that may be delivered under the Plan and; in the aggregate or to any one Participant, in the number, class, kind and option price of securities subject to outstanding options under the Plan (including, if the Committee deems appropriate, the substitution of similar options to purchase the shares of another company, as the Committee may determine to be appropriate in its sole discretion). Any of the foregoing adjustments may provide for the elimination of any fractional share which might otherwise become subject to any option.
     3.3 Change in Control.
          (a) After any merger of one or more corporations into the Corporation in which the Corporation shall be the surviving corporation or any share exchange in which the Corporation is a constituent corporation, each participant shall, at no additional cost, be entitled upon the exercise of an option, to receive (subject to any required action by shareholders), in lieu of the number of shares of Common Stock for which such option shall then be exercisable, the consideration which such participant would have been entitled to receive pursuant to the terms of the agreement of merger or share exchange if at the time of such merger or share exchange such participant had been a holder of record of a number of shares of Common Stock equal to the number of shares then underlying the option.
          (b) In addition, in the event of a Change in Control, the Committee shall have the right to terminate the Purchase Period as of such date, and, if so terminated, each participant shall be deemed to have exercised, immediately prior to such merger, share exchange, acquisition or sale of assets, his or her option to the extent payroll deductions were made prior thereto. Comparable rights shall accrue to each participant in the event of successive Changes in Control.

          (c) Notwithstanding anything contained herein to the contrary, upon the dissolution or liquidation of the Corporation or upon any merger or share exchange in which the Corporation is not the surviving corporation (other than a merger with a wholly-owned subsidiary of the Corporation formed for the purpose of changing the Corporation’s corporate domicile where the Plan is assumed by the survivor), the Purchase Period for any option granted under this Plan shall terminate as of the date of the aforementioned event, and each participant shall be deemed to have exercised, immediately prior to such dissolution, liquidation, merger or share exchange, his or her option to the extent payroll deductions were made prior thereto.
          (d) The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Committee in its sole discretion. Any such adjustment may provide for the elimination of any fractional share which might otherwise become subject to an option.
     3.4 Termination and Amendment.
     (a) The Board may terminate the Plan, or the granting of options under the Plan, at any time. No option shall be granted under the Plan after the sixth (6th) anniversary of the adoption of the Plan by the Board.
     (b) The Board may amend or modify the Plan at any time and from time to time, but no amendment or modification shall disqualify the Plan under Section 423 of the Code or Rule 16b-3 under the Exchange Act without the approval of the shareholders of the Corporation.
     (c) No amendment, modification, or termination of the Plan shall adversely affect any option granted under the Plan without the consent of the Employee holding the option.
     3.5 Rights Prior to Issuance of Shares. No participating Employee shall have any rights as a shareholder with respect to shares covered by an option until the issuance of a stock certificate or electronic transfer to the Employee (or book entry representing such shares has been made and such shares have been deposited with the appropriate registered book-entry custodian). No adjustment shall be made for dividends or other rights with respect to such shares for which the record date is prior to the date when the certificate is issued or the shares electronically delivered to the Employee’s brokerage account.
     3.6 Securities Laws.
          (a) Anything to the contrary herein notwithstanding, the Corporation’s obligation to sell and deliver Common Stock pursuant to the exercise of an option is subject to such compliance with federal and state laws, rules and regulations applying to the authorization, issuance or sale of securities as the Corporation deems necessary or advisable. The Corporation shall not be required to sell and deliver or issue Common Stock unless and until it receives satisfactory assurance that the issuance or transfer of such shares shall not violate any of the provisions of the Securities Act of 1933 or the Exchange Act, or the rules and regulations of the Securities Exchange Commission promulgated thereunder or those of any stock exchange on which the stock may be listed and the provisions of any state laws governing the sale of securities, or that there has been compliance with the provisions of such acts, rules, regulations and laws.

     (b) The Board may impose such restrictions on any shares of Common Stock acquired pursuant to the exercise of an option under the Plan as it may deem advisable, including, without limitation, restrictions (i) under applicable federal securities laws, (ii) under the requirements of a Stock Exchange or other recognized trading market upon which such shares of Common Stock are then listed or traded, and (iii) under any blue sky or state securities laws applicable to such shares. No shares shall be issued until counsel for the Corporation has determined that the Corporation has complied with all requirements under appropriate securities laws.
     3.7 Delivery of Plan. Each Employee who is a participant in the Plan shall have delivered to him or her a copy of the Plan.
     3.8 Effect on Employment. Neither the adoption of the Plan nor the granting of an option pursuant to it shall be deemed to create any right in any individual to be retained or continued in the employment of the Corporation.
     3.9 Certificates. If certificates are issued, the Corporation shall have the right to retain such certificates representing shares of Common Stock issued pursuant to the Plan until such time as all conditions and/or restrictions applicable to such shares of Common Stock have been satisfied.
     3.10 Use of Proceeds. The proceeds received from the sale of Common Stock pursuant to the Plan shall be used for general corporate purposes of the Corporation.
     3.11 Approval of Plan. The Plan shall be subject to the approval of the holders of at least a majority of the Common Stock of the Company present and entitled to vote at a meeting of shareholders of the Company held within twelve (12) months after adoption of the Plan by the Board. If not approved by shareholders within such 12-month period, the Plan and any options granted hereunder shall become void and of no effect.
     3.12 Governing Law. This Plan shall be governed by and construed under the laws of the State of Michigan without regard to its conflict of law provisions.
     This ITC Holdings Corp. Employee Stock Purchase Plan has been executed on behalf of the Corporation on this the 8th day of February, 2006.
ITC HOLDINGS CORP.

By:	/s/ Linda Blair

Its:	/s/ Senior VP Business Strategy

BOARD APPROVAL: 02/08/06

SHAREHOLDER APPROVAL: __/ __/06